UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05684

Alpine Equity Trust

(Exact name of registrant as specified in charter)

615 East Michigan Street
3rd Floor
Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Samuel A. Lieber
Alpine Woods Capital Investors, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577

(Name and address of agent for service)

1-888-785-5578

Registrant’s telephone number, including area code

Date of fiscal year end: 10/31/2008

Date of reporting period: 10/31/2008

Item 1. Reports to Stockholders.

REAL ESTATE FUNDS

Annual Report

October 31, 2008

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund

Alpine’s Investment Outlook

Dear Investor:

We are currently afflicted by a crisis of confidence which has deflated asset values, constrained capital markets, and threatened the livelihoods of millions of Americans. Wealth and prosperity have rapidly eroded. Employment and retirement prospects are diminished. Fear of a prolonged downturn has paralyzed many corporate, municipal and individual investment initiatives. Our government’s capital injections or ‘bailouts’, have been the initial response aimed at a coherent public/private sector program which can tackle immediate problems, as well as support long term solutions. If properly designed, this could be an investment in the potential, the ingenuity and the entrepreneurial spirit of America. If rapidly deployed, it could begin to restore investor confidence, rally capital markets and commence a rational reflation of long term asset values.

The credit crisis has reduced our economy’s potential capital availability. Investors’ worst fears are largely discounted in prices of stocks and bonds alike. This reflects the inability of the world’s financial institutions to fend off the contagion of crisis on their own. Into the breach have stepped the world’s Central Banks and sovereign Treasuries to save the day, if they can! The government’s use of capital injections, perceived by the market as ‘bailouts’, have called into question the proper role of government both through regulation and ownership of our entrepreneurial free market system. Some view bailouts as a necessary intrusion into our capital market system, others view them as inappropriate in the evolution of market forces even though it might avert a depression. These disparate views appear to have created an element of paralysis evidenced by our present Administration’s inability to seize the day with a comprehensive plan. Perhaps the next Administration will be inspired to do more. We need to jump-start our Nation’s capacity to reinvigorate itself when called upon by crisis. The ability to energize our collective dynamism has been a hallmark of our society and economy, in part historically positioning the U.S. for global leadership.

WHAT CAUSED THE FOURTH QUARTER CAPITAL MARKETS MELTDOWN?

September and October of 2008 will likely be remembered by economic historians as a time when the defenses protecting our banking system succumbed to a hundred year flood of fear and uncertainty. Globalization and excessive risk tolerance has exposed weaknesses in the structure of the global credit delivery system, both precipitating and exacerbating an erosion of confidence. While underlying problems in the U.S. have been brewing for 15 months since the subprime mortgage valuation problem arose, the current state of rampant risk avoidance became a global pandemic following the bankruptcy of Lehman Brothers on September 15. As a result, capital has become scarce and credit for even the most creditworthy has become very expensive. Potential corporate debt maturities and covenant limitations were scrutinized from all angles, forcing major discounts of stock prices. In effect, corporate deleveraging is being forced on many public companies by eroding share prices.

While relative stability was maintained into early 2008, there were still deflationary waves of capital erosion during which liquidity was sucked out of the global capital markets. This was most prominent as the price of oil and other commodities soared to record levels by mid-year. Commodity producing countries made plans for great expansion just as the historic 77% collapse in the price of oil forced the closure of steel mills, mines and production facilities. At the same time, the maelstrom induced by the collapse of Lehman Brothers, froze certain investments in bankruptcy proceedings, which led several major money market funds to ‘break the buck’. In turn, this induced capital flight and maximum risk avoidance by both institutional and individual investors, accelerating the de-leveraging, de-risking process. Thus, foreign currencies, emerging market equities, and financial commodities were dumped as investors around the world sought safe haven in U.S. Treasury bills, actually pushing 90-day Treasury bill yields to 0.06% two days after Lehman’s bankruptcy! Now, central banks around the world are using massive injections of capital and sovereign guarantees to stabilize money markets and induce bank lending.

Even though subprime home mortgages in the U.S. were the proverbial ‘straw which broke the camel’s back’, real estate has not been the root of the problem in the sense that excess supply has not necessarily created an overhang. Rather, excess liquidity which stimulated demand beyond historical levels is the root of the problem. Home price appreciation, slack investment standards and minimal risk premiums enabled Wall Street to engineer both the origination and distribution mechanisms which created even more liquidity. Alas, these distribution systems were interlaced into critical contact with weak links in our financial system. It is safe to assume that there will be less capital available over the near term even after a successful stabilization of the markets. This should lead to reduction in the development of new capacity or excess supply of products or even raw materials. Over time, this will likely offset diminution of demand resulting from the economic impact on business staffing or expansion. Longer term, it should be an important stimulus to price levels as growth returns to the economy in ensuing years, limiting new supply to meet rising demand.

WHAT MIGHT A RECOVERY LOOK LIKE?

In assessing investment strategy to identify potential outperformance from these beaten down equity markets, the most important questions are, first, whether the current effort to revitalize our stricken credit delivery system will be effective; second, what long-term changes will be needed to revitalize the interbank lending system and the flawed debt-securitization process; third, what will be the impact on global liquidity over the next few years; fourth, how will this crisis impact both consumer and investor confidence over time; and fifth, how can we best position the portfolio to take advantage of opportunities created by this unprecedented global crisis?

We are confident that the current effort to stabilize the global banking system is well in hand. The recapitalization process should permit banks over the next couple of years to either dispose of, or work out of, impaired loans. Unfortunately, the prospective near term continuation of global economy weakness will likely lead to further asset devaluation and income degradation, bringing additional pressures to delever corporate balance sheets. This may create more poor performing loans. Thus, it might be a while before we see a strong, competitive lending environment. Meanwhile, we anticipate that banks will extend credit to their largest and strongest existing relationships, amplifying the ongoing consolidation within the banking system itself. We expect banks will require higher margins with more limited lending. Thus, capital for new business creation and or expansion will probably have to come from nontraditional financial investors who require a significantly higher return on invested capital than traditional bank debt. Clearly, risk premiums required for future capital will likely be more expensive.

Banks’ future requirement of higher net interest margins should over time permit them to take on greater risk, albeit not at the level of the past decade when they faced considerable competition from the capital markets. Over the next several years, flawed asset-backed debt securitizations will come to maturity and require refinancing. In many cases the future cost of refinancing will be much higher. The requirements for interest coverage and excess collateral value will likely be greater than has historically been the norm.

Many of the debt securitizations which dominated the real estate finance environment over the past five years will be subject to recapitalizations or workouts over the next few years. These should be not only more expensive for the issuers, but they should provide lower returns for ongoing investors in these investment vehicles. It is likely that significant investment capital will be tied up for an extended period of time with relatively low return on investment. When, or if, investment bankers can devise a new and improved debt securitization process which instills a measure of confidence in wary investors, securitization could once again offer a competitive source of capital.

Consumer and investor confidence will likely be restored over time. However, the combination of elevated risk avoidance and expensive if albeit limited, liquidity suggests that the range of returns required as investors move up the risk spectrum, will likely be significantly higher. Thus, the discount rates and growth assumptions used in assessing projected investment returns suggests that venture capital will also be constrained. Funding for major capital initiatives such as real estate development, plant expansions and new infrastructure projects should also be curtailed unless confidence inducements can be supplied, such as a governmental guarantee or the strongest of corporate covenants.

Given prospects for a world in which capital has become dear and very selectively distributed, the world of investment opportunities has narrowed. The investment decision process will probably lead to an initial market focus on large and strong companies with solid cash flow and controlled capital requirements. The handful of small companies with a good business model and important niche markets or dominant positions in regions of strong growth potential will probably attract significant capital. In between these two categories, there will likely be a range of companies in the process of transforming their business model to adapt to the emerging economic environment which could provide significant investment opportunity if they are successful. We would anticipate a number of different investment opportunities over the next few years.

ECONOMIC PROSPECTS: POTENTIAL SCENARIOS FROM MOST LIKELY, TO MOST OPTIMISTIC, TO MOST PESSIMISTIC

Given the great uncertainty over future government economic stimulus packages and housing stimulus or relief, around the world, as well as the potential impact of such capital injections or inducements upon employment, incomes, investment, lending, and currencies, we have chosen to incorporate an overview of the prospective potential for what could prove to be likely scenarios for economic activity. Our most likely best case, is for the U.S. economy to stabilize towards year-end 2009 as home prices begin to improve in certain markets, unemployment stabilizes at a level under 9%, along with the prospect of a modest lift in U.S. GDP. By then, China’s economy should have also turned the corner after a period of working down expensive inventories of raw materials and refocusing its economic activity, permitting both margin expansion and lower priced products for their export market. Then, India and Brazil should also start to see greater growth as global GDP begins to grow at a rate faster than the flat to negative first six months. We anticipate considerable interest rate reductions to accelerate this trend, in the emerging markets.

Our optimistic scenario has the global economy start to pick up mid-year 2009 as a result of a tremendous boost from both fiscal and monetary stimulus to the world’s major economies. Under such a scenario, home prices should begin bottoming by late in the second quarter in the U.S., and we would expect domestic unemployment to peak below 8%. We believe the significant increase in investment flowing into the equity markets in response to the positive stimulus to the economy would in itself help to stimulate renewed capital investment patterns. All of this could provide a sustained lift for the global economy. The pressure on the new Democrat controlled government to fix our economy could lead to such a powerful stimulus plan for the traditional drivers of our economy; cars and housing, that a short-term bounce can be engineered. Similar efforts may also be made abroad.

Our least likely scenario could occur if too few or ineffective stimulus programs failed to impact the economy, resulting in a prolonged and deeper downturn with potential double-digit unemployment rates in the U.S. lasting through 2010, a negative feedback loop of declining consumption, leading to higher unemployment to increased mortgage foreclosures and business failures, could further erode our country’s capital base. Such a deflationary spiral of negative consequence would weigh on global consumption patterns, limit the recovery of the banking system and perhaps destabilize governments and trade alliances, reversing many of the benefits of globalization. We believe that this risk is apparent to pragmatists in central banks and governments around the world, so every effort will likely be made to avoid such decline.

FINAL THOUGHTS: ADJUSTING TO A NEW WORLD

During preceding sections we have discussed how this “hundred year flood” of economic distress has upended the order of things related to both the capital and credit markets. Such traumatic events often lead to investment opportunities. We would like to share our thoughts regarding some of those opportunities as we structure our investment portfolios, discussing how this event has led us, as the Funds’ managers, to initiate new efforts in an attempt to protect the Fund against possible future economic tsunamis.

We believe the consolidation in the banking sector should create a selective group of large capitalization companies with strong balance sheets and entrepreneurial management teams, who have enhanced returns in the past, could be rewarded with premium share prices as well as access to capital markets. Large companies which have poor financial structure, management team or business focus will likely be forced to restructure in an attempt to transform their business to meet current economic demands. The likelihood is that only a few will succeed, and those which fail will be forced to sell assets or portfolios, to the better capitalized premier companies. Smaller companies which have good growth opportunities and solid management may find that capital is very expensive. Some should be able to expand their portfolios in spite of higher cost capital and eventually earn premium recognition from the marketplace.

Since the structured finance markets will probably take between two to four years to restructure and, or, cleanse themselves of poor performing loans, we suspect there will not be significant low cost funding for leveraged buy-outs during this period in the U.S. and Europe. Asia and Latin America present a different scenario as we believe their economic growth rates should be sustained at higher levels than growth potential of developed markets enhancing prospective values. Furthermore, they did not receive significant capital from the structured finance underwriters on Wall Street, so there should be very little overhang in those markets. Thus, as the dust settles over the next year, we believe it will become increasingly clear to investors that emerging market trends are still intact for the long term and that development of the capital markets would be required to meet economic demand. In the U.S. and Europe, we believe it will be a slower march back, with investment potential coming from relatively cheap equity valuations and companies’ abilities to transform their business models to position themselves for capital expansion.

Given the current valuation of many real estate, industrial, commodity and financial equities at historic trough levels not seen since 1990, and in some extremes even further back towards the 1970’s, we suspect that the potential for historically strong recovery of valuations off a low basis is present. If equities prove to be cyclically attractive over the next year or two, and stock markets around the world have thoroughly discounted their decline, then we look forward to positioning our portfolios not just for a rebound potential, but also for long term growth potential.

As companies transform their business models, we believe that evolution of our management process is also important and thus we are focusing on adjustments to our existing investment methodologies. In an attempt to protect our portfolios against future extreme price movement, we would hope to reduce the sort of downside risk which has impacted our portfolios this year. Unlike previous years, broad portfolio diversification failed to cushion the downside for our international portfolios in particular. In response, we are gradually concentrating portfolios to a greater degree, favoring the sort of investment opportunities which we believe might outperform during this period of uncertainty and potential transformation.

While the market is certainly closer to a bottom than just a few months ago, and may have hit its nadir on November 21st, the risk of an extended downturn remains. Thus, we will err on the side of caution, while still hunting for undervalued recovery opportunities and transformational value situations. Anticipating a two to three year investment holding period, many of the downtrodden values of today may become great recoveries or even market leaders for the future.

We appreciate your support and interest. Alpine has been investing in our people, processes and systems in an effort to invest most effectively. We hope to enhance results for you in the New Year.

Sincerely,

Samuel A. Lieber
President, Alpine Mutual Funds

Mutual fund investing involves risk. Principal loss is possible.

The letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

EQUITY MANAGER REPORTS

Alpine U.S. Real Estate Equity Fund

Alpine Realty Income & Growth Fund

Alpine International Real Estate Equity Fund

Alpine U.S. Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Wilshire Real Estate Securities Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (9/1/1993)

Alpine U.S. Real Estate Equity Fund	-50.76%	-59.54%	-26.07%	-9.48%	3.90%	6.55%

Wilshire Real Estate Securities Index	-37.28%	-42.00%	-7.28%	4.64%	8.69%	8.57%

S&P 500 Index	-29.28%	-36.10%	-5.21%	0.26%	0.40%	6.95%

Lipper Real Estate Funds Average	-37.22%	-41.94%	-8.00%	3.21%	8.24%	7.98%

Lipper Real Estate Fund Rank	—	228/231	194/194	151/154	65/66	6/7

(1) Not annualized. FINRA does not recognize rankings for less than one year.

Alpine U.S. Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	Alexander’s, Inc.	10.11%
2.	Verde Realty	8.65%
3.	MFA Mortgage Investments, Inc.	5.55%
4.	Alexandria Real Estate
	Equities, Inc.	4.69%
5.	Annaly Capital Management, Inc.	4.40%
6.	Centex Corp.	4.26%
7.	Desarrolladora Homex SA
	de C.V. – ADR	4.21%
8.	DiamondRock Hospitality Co.	3.74%
9.	Kilroy Realty Corp.	3.45%
10.	Lennar Corp. – Class A	3.10%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

The year-end net asset value per share of $13.86 for the Alpine U.S. Real Estate Equity Fund shows a 12-month decline of -59.54%. The impact of the financial market crisis was most acute during the Fund’s fiscal fourth quarter which is reflected in the six-month returns of -50.76%. Over the course of 12 months, the Wilshire Real Estate Securities Index declined by -42.00%, the S&P Supercomposite Hotel Index declined by -53.66% and the Bloomberg Real Estate Operating Company Index declined by -54.01%. The S&P Supercomposite Homebuilding Index actually outperformed over the course of the year, declining -33.73%. All of these indices represent shared influences on the Fund’s performance. Not as apparent was the decline in Brazilian Homebuilding ADR’s for Cyrela and Gafisa, which also reflected the 19.59% decline in the Brazilian Real currency during the fiscal year. The net effect of this tumble in market prices is that by most measures, stocks are very cheap. By Alpine’s estimation, the markets are overly pessimistic in their valuation of real estate equities.

WHERE IN THE CYCLE ARE WE?

The extraordinary level of volatility within the share markets reflects both upon the nature of the business cycle and the market’s view on its trajectory. This real estate cycle is different from prior experience in that it reflects a destruction in demand as a result of deleveraging the financial structure which had evolved over the prior 30 years. Uncertainty has been heightened because this deleveraging suggests that the financial system will have to create new ways of delivering credit into the capital markets with a reduced level of risk to investors who provide that credit. The pace with which this structural transition takes place will very much influence both the depth and duration of the current down cycle. When new capital comes into the real estate marketplace and successfully defeases or replaces frozen or failed collateralized or pooled debt structures, we should then have clarity on the prospects for the reacceleration of debt financing, which can contribute towards asset growth. Until that time, debt refinancings or the ability to avoid forced prepayments due to technical covenant defaults will likely remain a factor in the continued pressure on both real estate and real estate equity valuations. Alpine’s estimation is that this process should begin to unfold over the next two or three years. Just as the watchwords for the prior cycle was “Stay alive to ‘95,” this time may be “Look to heaven until 2011”!

THE EQUITY REAL ESTATE SECURITIES CYCLE

Given the historic capacity of equity markets to react in anticipation of the fundamental real estate cycle, it is quite possible that real estate equities have already experienced their cyclical lows. The accompanying table shows that the previous cycle for REITs as represented by the MSCI REIT (RMS) Index began February 10, 1999 and experienced 339.9% appreciation over the eight years until peaking February 9, 2007. From that date in 2007

Alpine U.S. Real Estate Equity Fund

through November 21st, 2008 this index has given back 68.3% of its peak value. Over a similar period the S&P Supercomposite Homebuilder Index rose 810.2% from its prior trough on March 6, 2000 to its earlier peak July 20, 2005 before falling 86.8% through November 21st of this year. The S&P Supercomposite Hotel Index rose by 199.3% from its prior trough on March 12, 2003 through July 16, 2007, just after Blackstone Group acquired Hilton Hotels Corp. Subsequently, the index has fallen 74.2% to its recent low on November 21st, 2008.

Real Estate Securities Performance

Index	CTRY/Region	Start of Rally	% Gain	Last Peak	% decline through 11/21/08	1980’s-90’s Avg. Prior % Cyclical Gain/Decline

MSCI REIT	U.S.	02/10/99	339.9	02/09/07	-68.3	84 : -28

S&P Supercomposite Homebuilding	U.S.	03/06/00	810.2	07/20/05	-86.8	229 : -49

S&P Supercomposite Hotels	U.S.	03/12/03	199.3	07/06/07	-74.2	403 : -48

Our experience is that most real estate stock cycles up-trends last from three to six years, and the down cycles extend typically from nine to thirty months. While each cycle is different, this experience suggests that the homebuilding sector could be approaching an upturn, even though the prospect for profit growth may be twelve to eighteen months in the future. Since the commercial property cycle tends to lag the residential and lodging cycles due to the extended duration of most leases, it is likely that a nadir for commercial rental profitability may also lag well into 2010 or beyond. However, current valuations continue to reflect liquidation scenarios which Alpine suspects are overly pessimistic and perhaps a bit simplistic in their analysis of liquidity constraints and portfolio risk. Thus, current share prices might well reflect a significant discount to probable real estate valuations once liquidity returns to the marketplace and transaction volumes approach historical levels.

REAL ESTATE VALUATIONS

Since the subprime mortgage meltdown began this crisis of confidence in underlying asset valuations, it is perhaps best to start with home prices. The S&P Case Schiller Composite — 20 City Home Price Index shows a decline of 21.77% nationwide since its peak in June, 2006, although in reality numerous transactions have taken place at levels 30% to 50% below peak market comps going back to 2005. Historically low levels of home sales and a rising level of foreclosure sales has resulted in the lowest number of new home construction permits in over 50 years. Historically, such a reduction in supply in combination with significant price declines during a low interest rate environment would have induced considerable demand as a result of enhanced level of affordability. However, mortgage financing having been impacted by the current credit crisis has made mortgages both more expensive and limited in number. Over the past decade, Wall Street has provided roughly 60% of the capital available for mortgages at a relatively low cost of production. Specifically, most fixed rate mortgages are priced at historic levels of 150 basis points over the 10-year Treasury Bond. Unfortunately, such mortgages have been priced typically between 250 to 290 basis points over the 10-year Treasury as investors seek higher risk premiums even though today these are conforming to 70% loan-to-value at currently depressed valuations. We believe it is very possible that the government will be able to provide new mortgages at or better than traditional spreads through its now total control of Fannie Mae and Freddie Mac for the new year. Over time, this should begin to resuscitate home values as pent up demand brings homebuyers back to the marketplace.

Commercial valuations are more complicated in that they historically reflect a combination of investors’ expectations for cash-on-cash yields over the life of the investment and the cost of debt financing. During the prior five years, it was easy to obtain mortgage financing for up to 90% of a property’s value at historically low interest rates. Indeed by the end of this cycle, such extensive financing combined with declining cash-on-cash or equity requirements led to property investments where the debt was not going to be covered by rents until either leases were renewed at higher projected levels in future years or the property was sold. This led to an era of 4% to 5% on property acquisition prices for many properties and often 6% to 7% yields for generic real estate. Today, it looks like we are turning back the clock by more than five years, returning to mortgages which rarely exceed two-thirds of conservatively estimated valuations with equity comprising the final third valuations. At such valuations, a meaningful initial cash yield is required by investors.

Given the convoluted construction of most Commercial Mortgage Backed Securities (CMBS), where multiple properties from multiple owners were assembled into a pool and then sold off to a multiplicity of buyers it will be difficult to achieve a consensus on how to revalue, restructure and renegotiate bad loans. This suggests that capital may be tied up in property purgatory for a long time. In turn, this will probably slow the value adjustment process as investment capital may not be

Alpine U.S. Real Estate Equity Fund

readily recycled and redeployed. Thus, portfolio allocations to commercial property loans may include zombie-like portions with inadequate yields for extended duration.

An overriding theme for both commercial and residential property will likely be the inherent limitations on development for at least the next several years and possibly a decade in terms of commercial property needs. This suggests, however, that the combination of environmental and financial constraints upon new development could lead to improved supply and demand characteristics which may drive superior rental and valuation growth over the course of the next cycle.

PORTFOLIO FOCUS

During the past 12 months, there has been considerable adjustment in the overall shape of the portfolio. Only two of the 2007 top-ten holdings remain, including Alexander’s, the New York retail oriented REIT controlled by Vornado, which has risen from the sixth place holding up to number one. Verde Realty, the Fund’s second largest holding, is an El Paso, Texas based cross-border owner and developer of industrial parks and apartment projects. Verde’s unique land portfolio is contiguous with a highway from a newly expanding border-crossing linked to regional rail and air transport hubs. William Sanders and Ron Blankenship co-founded Verde after selling Security Capital to GE and spinning off Prologis and Regency Centers, amongst other companies that were formed within it. The portfolio’s number three and five holdings are mortgage REITs, respectively MFA Mortgage Investments and Annaly Capital Management which are conservatively positioned for producing their high yields from Fannie Mae and Freddie Mac mortgages. Both companies have seasoned managers who survived the prior mortgage market meltdowns during the Russian Ruble crisis and near demise of Long-Term Capital Management in 1998. Alexandria Real Estate Equities is the fourth largest holding. It is a dominant niche REIT, focused on providing office and lab space for biotech and big pharma companies in key centers of medical research across the country. These five companies represent a third of the portfolio’s investments.

Portfolio allocation by property type have also changed considerably as the lodging sector which represented 37.3% of the portfolio last year has diminished to 16.6% as of October, 2008. Homebuilders have stayed relatively constant at 25.6%, however, the breakdown between foreign homebuilder ADR’s and U.S. builders has shifted from roughly 60% foreign in 2007 to approximately 60% domestic as of October, 2008. This reflects both the decline in the valuation of Brazilian ADR’s, as previously mentioned, as well as the increased weightings in depressed U.S. stocks such as Centex Corp., the Fund’s sixth largest holding, and Lennar Corp., the Fund’s 10th largest company.

While the Fund’s exposure to REITs is relatively similar at 46.8% versus 44.4% of the portfolio, we began at the end of October to increase our exposure to depressed retail REITs, such as General Growth Properties and Kimco Realty Corp, which along side Alexander’s now represents 14.3% of the portfolio, versus the 5.6% holding a year ago. Even though the office/office-industrial component is down somewhat from 17.4% to 13.1% we began to add additional exposure through other depressed REITs such as AMB Property Corp. and ProLogis.

INVESTMENT STRATEGY

We are continuing the essential investment strategy which we utilized last year, however, the nature of the specific investments has been adjusted as the market environment has changed and new opportunities present themselves. Historically the value orientation of the Fund is focused on (1) early cyclical expansion opportunities, (2) individual company or sector recovery, (3) mispriced growth opportunities, and (4) sectors of relative undervaluation. Currently the manager is trying to mix conservative income oriented companies with strong balance sheets and combine those with a particular tilt towards early cyclical companies which we believe should outperform if and when strong stimulus programs are introduced into the economy. In particular, we think housing may well be a strong beneficiary over the next two to three years, and we also believe that commercial real estate, while constrained by limitations in the debt markets, has in a number of cases been mispriced by the equity markets in recent months and may provide opportunities as the stronger players amongst the public REITs begin to consolidate their market share positions. The REIT sector has witnessed such extreme reductions in liquidity that valuations amongst these public companies have become less relevant than equity market related liquidity events and technical factors. Specifically, ETFs have become a significant force in the overall stock market environment in particular with regard to REITs. These vehicles serve a useful purpose for traders seeking sector exposure without making the effort to discern company specific attributes or deficiencies. Thus, intraday trends in trading have created severe volatility in the REIT group, which previously was noted for its stability.

We should note that we are continuing with the

Alpine U.S. Real Estate Equity Fund

portfolio’s exposure to Latin American ADRs as we believe that these companies are acutely underpriced by the markets after global investors pulled away from emerging markets in particular. While no part of the planet remained unscathed by this global credit crisis, we do believe that growth should continue to be greater in the emerging markets than in the U.S. Thus, at current valuations we believe these companies retain considerable upside.

2009: A MARKET ODYSSEY

It is hard to say at this time whether 2009 will provide a significant capacity to rebound from the highly depressed environment of 2008. It is possible that the global malaise of valuation uncertainty will linger. This could have negative implications for business capital investment, and expenditures on the part of municipalities and individuals, which could extend declines in employment. Obviously this would have negative implications for real estate if it continues into 2010. On the other hand the extraordinary infusion of capital by governments around the world in combination with historic low interest rates could fuel a significant rebound to be followed by several years of inflation. This could provide a very interesting dynamic for real estate equities. Given the prospect of a positive real estate cycle commencing in the next twelve to twenty-four months, we will be looking for the equity markets to build a bridge across to the up-side in advance of improvements on the ground.

We look forward to reporting on the market’s progress in our next report to shareholders.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involves the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Standard & Poors (“S&P”) Supercomposite Hotel Index is a market capitalization weighted performance index of publicly traded hotel companies.

S&P Supercomposite Homebuilding Index is a market capitalization weighted performance index of publicly traded homebuilding companies.

Bloomberg Real Estate Operating Company Index is a capitalization-weighted index of Real Estate Operating Companies having a market capitalization of $15 million or greater.

MSCI REIT (RMS) Index is a total return index comprising the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance.

S&P Case Schiller Composite – 20 City Home Price Index is a value-weighted average of 20 metro area indices constructed to accurately track the price path of typical single-family homes located in each metropolitan area provided.

Alpine Realty Income & Growth Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The Morgan Stanley REIT Index (the “RMS Index”) is a total return index comprising of the most actively traded real estate investment trusts and designed to be a measure of real estate equity performance. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Lipper Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The Morgan Stanley REIT Index, the S&P 500 Index and the Lipper Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months(1)	1 Year	3 Year	5 Year	Since Inception (12/29/1998)

Alpine Realty Income & Growth Fund	-49.59%	-54.62%	-16.23%	-3.08%	7.05%

Morgan Stanley REIT Index	-35.92%	-40.46%	-6.48%	4.49%	8.72%

S&P 500 Index	-29.28%	-36.10%	-5.21%	0.26%	-0.87%

Lipper Real Estate Funds Average	-37.22%	-41.94%	-8.00%	3.21%	8.36%

Lipper Real Estate Fund Rank	—	223/231	185/194	141/154	56/67

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

Alpine Realty Income & Growth Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

	1.	Vornado Realty Trust	5.82%
	2.	Simon Property Group, Inc.	5.37%
	3.	Boston Properties, Inc.	5.13%
	4.	Alexandria Real Estate Equities, Inc.	4.96%
	5.	Entertainment Properties Trust	4.25%
	6.	Kimco Realty Corp.	3.81%
	7.	Douglas Emmett, Inc.	3.64%
	8.	Omega Healthcare Investors, Inc.	3.58%
	9.	Essex Property Trust, Inc.	3.49%
	10.	Home Properties, Inc.	3.27%

* Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

During the annual fiscal period that ended October 31, 2008, the Alpine Realty Income & Growth Fund experienced a total return of -54.62% as increasing weakness in the overall economy and a frozen debt market led to a collapse in the pricing of public real estate equities. At October 31, 2008, net asset value per share was $9.95. During the fiscal period, the Fund paid four quarterly income dividends per share totaling $.99 as well as a long term gain distribution of $1.7114 in December 2007. Since its inception on December 29, 1998 at $10 per share through October 31, 2008, the Fund produced a total cumulative return of +95.41% (+7.05% on an annualized basis) and has made cumulative distributions to shareholders of $11.78 per share. The preceding table presents the Fund’s returns for the latest one-year, three-year, five-year, and since inception periods relative to the Morgan Stanley REIT Index (the “RMS Index”) and the S&P 500 Index (“the S&P”).

The increasing likelihood of a global recession compounded by a financial system in crisis has driven equity prices dramatically lower worldwide in 2008,with U.S. real estate stocks particularly hard hit during October and November. Despite massive government intervention, credit availability for businesses and consumers has remained constricted since mid-2007. However, credit became virtually non-existent this fall after the near death experiences of insurance giant AIG, Fannie Mae, and Freddie Mac, the bankruptcy of Lehman Brothers, and the near failures and forced takeovers of Merrill Lynch, Washington Mutual, and Wachovia. Fears of a collapse of the banking system and a prolonged recession caused both institutional and individual investors to shed the perceived risk of equities and seek shelter in U.S. Treasury securities. Indeed, risk aversion has been exemplified by demand for 3-month U.S. Treasury bills for which yields approached 0% in the days following Lehman’s announced bankruptcy on September 15th and have remained as low as .015% as recently as December 11th. Equity prices, meanwhile, collapsed rapidly, aggravated incrementally by forced selling from leveraged investors, with the S&P 500 Index dropping -39.58% from September 12th through its recent low on November 20th and real estate investment trusts represented by the RMS Index decreasing a dramatic -61.93% over the same timeframe. While both the S&P and the RMS Index rebounded from their November 20th lows, both indices remain significantly depressed with the S&P down -39.16% and the RMS Index down -49.58% on a 2008 year-to-date basis as of the December 11th date of this report.

Volatility within the publicly traded REIT sector has been unprecedented. During 2008 (through December 11th), the average and median daily moves on an absolute basis in the RMS Index have been 3.20% and 2.00% respectively, with increases or decreases greater than 1% occurring on 181 trading days (74.8% frequency), greater than 3% on 84 days (34.7% frequency), and greater than 5% on 47 days (19.4% frequency). Volatility since September 15th has been even more extreme. The average and median absolute daily moves have been 6.83% and 6.48%, respectively with 61 days greater than 1% (93.8% frequency), 51 days greater than 3% (78.5% frequency), and 39 days greater than 5% (60.0% frequency). This level of volatility when compared to the first thirteen years experience of the RMS Index, from 1995 through 2007, is truly extraordinary. During the first thirteen years, the

Alpine Realty Income & Growth Fund

average and median daily moves were .61% and .42%, with only 1.3% of trading days experiencing increases or decreases greater than 3%. Moreover, according to REIT Zone Publications’ “REIT Wrap”, 24 of the 25 best days and 23 of the 25 worst days in the history of the RMS Index have all occurred in 2008, with the two remaining “worst” days occurring in the 4th quarter of 2007!

The extreme volatility of the group stems in part from the perceived heightened risk of the group in the face of a steep economic slowdown and a severely constricted debt market. However, in our view, the volatility has been exaggerated by (i) the increased short interest in the sector, which according to Citigroup stood at 9.6% of the shares outstanding as of November 28th, the highest of any sector listed on the New York Stock Exchange, and (ii) the proliferation of exchange traded funds (“ETFs”) which afford macro-strategists the means to efficiently place bets with or against the sector. The ETFs’ collective scale and daily trading volumes have increased meaningfully over the past two years. Consequently, their impact has become significant compared to the relatively small market capitalization and daily trading volumes of the REIT group, increasing directional moves in the indices as a result of buying and selling constituents’ shares and/or rebalancing their own portfolios. [Note that the common share market capitalization of the 114 constituents of the Equity REIT sector according to NAREIT (the National Association of Real Estate Investment Trusts) was only $151.7 billion as of November 30th, less than the nearly $200 billion individual market capitalizations of either General Electric or Microsoft]. Indeed, on a recent above average volume trading day, December 3rd, the total volume of New York Stock Exchange (“NYSE”) trades for the members of the RMS Index was exceeded by one real estate ETF and nearly exceeded by another. On that day, the NYSE trading volume for the RMS components was only approximately $1.9 billion according to data provided by Bloomberg. This total compares to that of the iShares Dow Jones U.S. Real Estate Index Fund (the “IYR”, approximately $1.6 billion) and the UltraShort Real Estate ProShares Fund (the “SRS”) which seeks returns that correspond to twice (200%) the inverse of the Dow Jones U.S. Real Estate Index’s returns (approximately $2 billion).

In our opinion, high levels of volatility will likely remain in the near term until there is evidence of stabilization and improvement to the same factors we highlighted in our report one year ago. Namely, we believe the significant downturn of the public real estate sector derives from (i) the sector being highly financial capital intensive, (ii) uncertainty regarding valuations of companies’ assets, and (iii) concerns of slowing earnings growth, all of which we will discuss in sequence below. While the current volatility can provide attractive buying opportunities, there is no debate that the real estate industry, public and private, faces near term headwinds of capital availability and weakening fundamentals. The primary question is whether market fears are justified or whether they are exaggerated, thereby pushing valuations below appropriate levels.

While frozen financial markets are impacting all industries, commercial real estate’s reliance on a liquid debt market for transactions and for refinancing upcoming maturities is a major concern for owners and thereby investors. Traditional sources of debt have either stopped or significantly curtailed their lending. Commercial banks, overwhelmed by weak balance sheets and significant exposure to real estate construction and land loans, are conserving capital. The securitized mortgage debt market, or CMBS market, is virtually shut down, issuing only $12.1 billion year-to-date in 2008, compared to over $200 billion in 2007, with $0 issuance in the third quarter. Indeed, according to Prudential Real Estate Investors’ research, in early October, the yield on senior AAA bonds topped swaps plus 500 basis points, up from swaps plus 22 basis points in early 2007, and moved higher in November, reflecting the extreme dislocation in the capital markets and making any new debt unprofitable for either borrowers or issuers. The two other traditional sources of mortgage capital, life insurance companies and the GSEs, Fannie Mae and Freddie Mac, however, remained active during 2008, though each slowed their lending considerably in the 4th quarter. With less competition, life insurance companies were able to issue low loan-to-value loans to strong sponsors at attractive spreads during the past year but, given their own balance sheet exposures to depressed residential mortgage backed paper, 2009 new loan originations may be lower than in 2008. Fannie and Freddie’s continued lending to the multi-family sector, albeit at higher spreads (250-300 basis points) than in previous periods, has thus far provided stability to the apartment sector. How much capital the GSEs will provide in 2009 outside their primary single family home mandate remains similarly uncertain, though historically it has been a very profitable business segment for them.

Over the longer term, we strongly believe real estate will garner its fair share of capital, given the relative stability of well underwritten cash flows and debt providers’ needs for long lived assets. In the near term, before the void created by the shutdown of the CMBS market in particular is filled, capital availability will likely remain tight and borrowers will probably have limited options to refinance existing debt maturities. Loan delinquencies should undoubtedly rise from today’s below average levels recently reported in October by CB Richard Ellis, .57% for CMBS and .03% for life insurance companies, as aggressively underwritten loans from 2006 and 2007 encounter difficulties and poorly capitalized sponsors are unable to meet loan payoff requirements. Additionally, real estate operating companies including REITs should experience increases in their weighted-average costs of debt capital which typically stand at a low 5.50%-6.25% level currently. However, we believe the pervasive market fear that companies’ debt maturity schedules are time bombs that will lead to foreclosures and forced liquidations of company assets is overblown and inappropriately imbedded in the stock valuations of many real estate entities. Particularly for higher quality publicly traded REITs, it is our view that the on-balance sheet secured

Alpine Realty Income & Growth Fund

lenders and perhaps even many unsecured bondholders will be compelled under current market conditions to modify and extend debt obligations and keep the assets in the hands of these operators rather than commence legal actions to control the properties themselves. New loan originations will likely occur selectively but we believe the majority of existing loans should not implode. Loans securitized and backing CMBS bonds are likely to have more difficulty achieving modifications from third party servicers and this market could be tested essentially for the first time in its history in 2010.

Uncertainty about valuations of real estate assets also continues to weigh on the sector. With lower debt capital available, transaction volumes are significantly lower in 2008, providing few data points for investors. Not atypical, apartment and industrial warehouse sales are off 50% and 55% respectively year-over-year through October according to Real Capital Analytics (“RCA”). In the absence of sufficient price discovery and with increased risk premiums across all asset classes, much speculation has occurred regarding the ultimate level of capitalization rates, the inverse of operating income multiples, used by many as a quick tool for valuations. Actual, albeit limited, private market transactional data tracked by RCA for a broad quality spectrum of real estate sales through October, 2008 has shown that on average capitalization rates have already moved up 75 to 100 basis points from their 2006-2007 lows (e.g. to approximately 6.50% nationally for apartments and 7.75% for industrial warehouses). Meanwhile, Property & Portfolio Research (“PPR”) data shows that such rates for a higher caliber of institutional quality property at the end of the third quarter were on average 5.75% for apartments, 6.7% for office and retail assets, and 6.8% for warehouses. In our view, average capitalization rates, particularly for B and C quality assets, are likely to continue to move higher into 2009, reflecting increased stress due to tight debt capital markets. Nevertheless, uncertainty in the market and fears about capital availability have led many market participants to conclude that capitalization rates must move significantly higher, perhaps several hundred basis points higher, dramatically impacting valuations in the private real estate markets. Moreover, some investors have concluded that implied capitalization rates for REITs could move to peak levels of 10%-11% achieved during the 1999 to early 2000 timeframe when REITs were clearly out of favor.

While we acknowledge that the real estate industry faces serious headwinds, we believe market fears have pushed valuation assumptions to extremes inappropriately. First, current levels for Treasuries or risk free rates must be considered in deriving what required risk premiums and ultimate returns are required for commercial real estate investment. While, in several years, today’s massive injection of money supply may lead to inflationary pressures and higher long term rates, in the near term rates are likely to remain historically low as deflationary pressures continue and global monetary policy pushes to liquify and revive the economy. Meanwhile, Prudential Real Estate Investors’

research on historical capitalization rate trends since 1990 notes that average commercial property capitalization rate spreads over Ten Year Treasuries barely exceeded 400 basis points during the timeframe and had a mean of 252 basis points over risk free rates for real estate tracked by NCREIF, the National Council of Real Estate Investment Fiduciaries. Such institutional quality property is comparable to that owned by public REIT entities but often operates without the benefit of the management platforms of higher quality REITs. Additionally, PPR historic data for a somewhat broader selection of property reflects that, since the first quarter of 1982, there have been no quarters when capitalization rate spreads over Ten Year Treasuries even exceeded 300 basis points for apartments and only limited periods when such spreads exceeded 400 basis points for office (five quarters), retail (four quarters) and warehouses (two quarters), with the highest spread, 480 basis points, occurring for office assets in the third quarter of 2003. Weighing these factors and the economic and debt market outlook, we believe capitalization rates for institutional quality real estate will likely rise from today’s levels. However, they should not approach the levels believed by some market participants, even if Ten Year Treasuries move up 100 basis points from their current 2.60% level and risk premiums exceed previous historic maximums by 100 basis points, and, perhaps more importantly, they should not remain at such levels for an extended time period.

We also believe that market participants’ overemphasized focus on public companies’ liquidation values is as unsound today as it was during the 2006-2007 timeframe when debt capital was in oversupply and privatizations were rampant. That form of analysis assumed all companies were not going concerns but only baskets of assets to harvest in a frothy investment market. By extension, it also pushed valuations to unwarranted premiums using historically low capitalization rates that implicitly implied above trend revenue growth far into the future. In our view, since the majority of public companies in the sector will neither choose to or be forced to sell significant levels of assets in this environment, contrary to fears of debt maturity time bombs, it is equally inappropriate to focus on liquidation values using speculative capitalization assumptions. By emphasizing a simplistic capitalization rate/liquidation methodology and only focusing on today’s spot pricing for debt costs, other valuation metrics are ignored and a longer term view is absent. Indeed, such analyses gives no value to management platforms and franchise values and negates the fact that REIT dividend and AFFO (“Adjusted Funds From Operations”) yields are at their widest spreads to Ten Year Treasury rates (720 and 668 basis points, respectively vs. long term averages of 107 and 268) in fifteen years, according to Merrill Lynch’s December 5th data. Few industries, if any, are subject to or could withstand a similar form of liquidation analysis at this point in the markets.

While we take objection to the extreme valuation and liquidity conclusions imbedded in REIT valuations today,

Alpine Realty Income & Growth Fund

we believe fundamental headwinds are significant for the sector. Real estate operating performance is obviously derivative of the economy, locally and globally, and will be negatively impacted by declining employment, lower capital investment by businesses, and declining consumer confidence. The economy has lost 1.9 million jobs thus far in 2008 with the unemployment rate rising to a 15-year high of 6.7% and expected to go higher. Meanwhile, consumer confidence as tracked by the University of Michigan dropped in November to its lowest level since May, 1980. As noted in our semi-annual report, given our cautiousness on the outlook for property fundamentals, we have continued to rebalance the portfolio to increase the Fund’s defensive characteristics in the midst of a difficult economic and real estate operating environment. Our intent remains to provide superior risk adjusted returns with a high level of current income and below average volatility relative to other real estate fund alternatives. In the remainder of this report, we will provide our outlook for individual property subsector fundamentals, describe how we have modified the portfolio in consideration of this fundamental outlook, and discuss as well what hurt Fund performance during the last fiscal year.

The most significant modification to the portfolio continues to be our increased investment allocation to cumulative preferred stocks which we commenced approximately one year ago for defensive purposes as well as for income stability and yield enhancement. As of the date of this report, we hold twenty-six different positions accounting for 22.33% of Fund assets, up from 16.4% at the end of the fiscal period and only 2.8% as of October 31, 2007. Since our last semi-annual report, we sold one lodging related issue, Hospitality Properties Trust Series C, and acquired four new positions at the following discounts to par and yields on cost: BRE Properties, Series C, at 62.2% of par, 10.86% yield; Kilroy Realty Corp., Series F, at 63.9% of par, 11.73% yield; SL Green Realty, Series D, 51.7% of par, 15.24% yield; and Public Storage, Series W, 64.4% of par, 10.08% yield. In light of the recent wave of common share dividend cuts and eliminations by real estate companies (26 different companies since September, 2008), we are pleased with our efforts to protect and potentially enhance the Fund’s yield by this rebalancing. Additionally, given our preferred investments’ current sizable trading discounts, we are confident such positions will provide attractive appreciation returns, as the fixed income markets recover first and real estate fundamentals follow. During the fiscal period, however, the Fund’s preferred investments did not provide their intended defensiveness and in fact detracted from Fund performance. Fixed income spreads widened across all industries and impacted preferred valuations. Even more significant, in or view, was a steady wave of selling from closed-end income funds that were forced to reduce overall fund leverage and had to shed these securities in a relatively illiquid market.

A second defensive step in portfolio construction has been the increase in the Fund’s investment in health care REITs’ common shares which as of the date of this report comprise 11.01% of Fund assets, up from 4.1% on October 31, 2007, and collectively provide a current 8.66% dividend yield. The three investments were one of the few relative bright spots in a very difficult year with HealthCare REIT increasing +4.90%, Omega Healthcare Investors returning -3.10%, and Ventas declining -12.00%, all significantly better than the overall RMS Index decline of -40.46%. We believe these companies’ cash flows should be among the most durable in the REIT sector in the near term and, while not offering as much potential upside, should provide a more stable dividend yield than other property sectors more leveraged to the economy.

Additionally, we have eliminated all of common share investments in the lodging and mortgage finance subsectors, selling our entire positions in DiamondRock Hospitality, FelCor Lodging Trust, Host Hotels & Resorts, Marriott International, Starwood Hotels & Resorts, CBRE Realty Finance, Gramercy Capital, iStar Financial, and NorthStar Realty Finance. Within the lodging sector, while industry Revenue Per Available Room (“RevPar”) growth had remained positive through the third quarter of 2008, albeit on a decelerating basis, the speed and severity of the economic downturn from mid-September caused RevPar growth to turn negative precipitously as both business and leisure travel declined in rapid fashion. While extreme uncertainty exists with respect to 2009 operations, a recent forecast by PKF Hospitality Research, a noted industry consultant, predicts a 7.8% decrease year-over-year in industry RevPar which is consistent with several industry operators assessments of probable 4th quarter 2008 results. Though we had reduced lodging investment in the fund from 12.9% of assets at October 31, 2007 to 4.4% at the April 30th end of our semi-annual period and sold the remaining investments at average prices significantly higher than where they traded on the December 11th date of this report (FelCor — $6.39 vs. $1.38 per share, DiamondRock — $6.60 vs. $4.24, Starwood — $38.63 vs. $16.15, Host —$14.03 vs. $6.32, and Marriott — $26.63 vs. $16.59), we frankly held on to these investments too long and they had a significantly negative impact on our performance. The commercial mortgage finance subsector also faces difficult issues with companies facing higher delinquencies and much lower valuations for their assets on one hand and very difficult capital availability on the other. Most entities have been forced to eliminate or severely reduce their dividend while experiencing dramatic decreases in economic book value. Similar to the experience with our lodging investments, we sold all our positions remaining at April 30th at average prices higher than where they currently trade (Gramercy —$2.20 vs $1.24, NorthStar — $8.54 vs $3.87, iStar — $4.02 vs $1.63, and CBRE — $1.18 vs $.03) but nevertheless incurred significant capital losses before exiting these holdings.

In the apartment sector, the Fund has essentially maintained its same aggregate allocation but has developed a more concentrated and selective focus. Current investment includes five holdings totaling 11.25% of assets versus ten holdings totaling 12.4% at

Alpine Realty Income & Growth Fund

the beginning of the 2008 fiscal year, as we reduced and eliminated holdings with the most exposure to low cost and/or distressed housing markets, with stretched balance sheets, and with problematic development projects. In large part due to the single family housing crisis, owners with middle-market projects or those operating in high cost home markets have been able to maintain strong occupancies. In fact, apartment REITs actually saw sequential increases in tenancies from the 2nd to the 3rd quarters ending with near record same store occupancies of 95.4%. Returns of Fund holdings during the fiscal period were better on a relative basis than the overall -40.46% decline of the RMS Index due to more durable fundamentals to date and fewer concerns about capital availability given the presence of Fannie Mae and Freddie Mac’s lending programs. Returns of our top three apartment investments were -16.99% for Home Properties, -18.25% for Essex Property Trust, Inc., and -12.24% for Equity Residential while AvalonBay and Post Properties, accounting for less than two-percent of assets collectively, returned -39.88% and -42.50%, respectively. While to date rent growth has generally remained positive in many markets, the impacts of rising unemployment are expected to pressure companies’ revenues in the 4th quarter and into 2009 but we still expect less falloff in results for apartment owners than most other property types and will likely maintain a similar allocation to this group.

Fundamentals for office and industrial property have weakened with the contraction in the economy resulting in nationwide office vacancy rates increasing as of the end of the 3rd quarter of 2008 to 14.1% from 12.6% one year prior and industrial availability increasing to 11.4% from 9.90%, according to CB Richard Ellis. After years of landlord negotiating strength, most office markets have become tenant friendly. Continued decreases in employment and business confidence have dramatically slowed demand for office space while the well publicized contraction in financial services has caused large increases in the amount of space available for sublet. We have biased our office holdings to those companies with the strongest asset quality and management teams, soundest balance sheets, longest average lease durations, and resultant lowest lease expirations through 2009. Though our holdings have an above average asset concentration in New York City, near term 2009 lease expirations in New York City represent less than 1% of total revenues for Boston Properties, less than 3% for Vornado, and less than 6% for SL Green. Further potentially cushioning the companies’ New York City based revenues are still positive spreads between current market rents and expiring rent levels. Maintaining occupancies for these landlords as well as our other office owning companies will be the largest focus and challenge in the near term. During the fiscal period, returns for our current five largest office owning investments were as follows: Alexandria Real Estate (-35.02%), Boston Properties (-28.34%), Douglas Emmett (-40.74%), Kilroy Realty (-48.23%), and Vornado Realty (-35.02%) with the remaining four companies producing with a wider spread of returns, Corporate Office

Properties (-21.72%), Mack-Cali (-38.23%), Maguire Properties (-86.79%) and SL Green Realty (-63.80%). The current overall allocation to the sector, including Vornado, is 29.39% of assets. We will continue to assess the relative benefits of investing in companies with long lease durations, strong management platforms, and sound balance sheets, which could enable attractive acquisition opportunities, against the risks of central business district exposure to financial services. We will stand ready to reduce and/or rebalance the scale of our current office investment.

Returns for the Fund’s three industrial holdings were significantly negative during the period as the rapid decrease in global trade expectations and freeze-up in the debt capital markets impacted the stock valuations of AMB Property, ProLogis, and DuPont Fabros Technology. Fiscal period returns for the three companies were -56.87% for AMB, -67.12% for DuPont Fabros, and -77.27% for ProLogis, which collectively had a disproportionately negative impact on Fund returns. For AMB and ProLogis, the premier industrial warehouse owners, prospects for fee and development gain income derived from their global platforms were dramatically reduced which along with overall weakening industrial fundamentals in the U.S. caused very diminished earnings expectations. While decreased earnings forecasts were certainly responsible for a large portion of these companies’ negative stock performance (-66.08% for ProLogis and -46.25% for AMB in the month of October alone), we believe unabated fears regarding their abilities to fund future construction commitments and debt maturities have driven these entities’ valuations to irrational levels. Consequently, we increased our investment in ProLogis by approximately 44% in early November. Both of these companies quickly implemented plans to conserve cash and reduce future funding commitments, have strong operating platforms and franchise values, maintain solid relationships with private capital sources, and have better-than-average prospects in achieving funding commitments in a capital constrained environment in our opinion. DuPont Fabros is an owner and developer of state of the art data centers whose near term growth prospects were significantly reduced when it curtailed development of several new projects due to unavailability of long term financing commitments. The company has currently reduced its focus to the lease-up of one recently completed center outside of Chicago and will await an improved debt market before resuming any further construction. In our view, the market has overly discounted their long term prospects, inappropriately focused on a current liquidation analysis, and significantly undervalued their existing asset base which is 94.5% leased with 69% of lease revenues coming from Microsoft and Yahoo and an additional 24% from IAC/InterActiveCorp, UBS, Google, and Fox Interactive Media.

The Fund’s investment in retail center owning companies accounts for 15.42% of assets as of the December 11th date of this report, down from 21.1% of assets as of the beginning of the fiscal year. Retail

Alpine Realty Income & Growth Fund

holdings, with the exception of our largest position Simon Property Group which returned -33.31%, underperformed overall REIT averages as concerns about consumer spending, retailer contractions and bankruptcies, and balance sheet vulnerabilities caused investor selling. Though landlords to date have been able to maintain historically high occupancies, prospective rental revenue will likely be challenged by retailers’ interest in closing unproductive stores and a potential additional wave of bankruptcies and store closures following a weak holiday shopping season. Though Black Friday (post Thanksgiving) sales exceeded expectations, overall same store sales decreased by -2.7% in November according to the International Council of Shopping Centers, overall retail sales decreased by -1.8% per Commerce Department data, and most pundits predict one of the weakest holiday sales periods on record. Landlords with higher sales producing centers, such as our largest regional mall-owning investments, Simon and Taubman Centers, should capture a disproportionate share of retailer lease renewals and new store openings and even record rental uplift on new leasing. Other mall companies including CBL & Associates and Macerich are likely to have greater difficulty maintaining their respective net operating incomes. However, it is our opinion, that the shares of CBL and Macerich and our two community and power center landlords, Developers Diversified and Kimco Realty, while reflecting softening fundamentals, are being overly discounted by the market based on balance sheet and liquidity concerns. We believe Kimco and Developers, who returned -43.13% and -71.85% during the period, have sufficient capital and/or unencumbered assets to handle funding requirements through 2010 while, CBL and Macerich, who returned -69.42% and -64.03%, have debt maturities with on balance sheet lenders that are also manageable. Macerich, in fact, recently announced two successful financings, for $130 million and $250 million, with life insurance companies and a pension fund and, contrary to market fears about decreasing valuations, will achieve $100 million of excess financing proceeds.

Within the two remaining REIT sectors, net lease and storage companies, the Fund holds both common and preferred positions in Entertainment Properties Trust (“EPR”) and Public Storage (“PSA”). EPR derives the majority of its revenues from long term leases to operators of cinemas, has minimal near term debt maturities, and provides a 13.44% common dividend yield that represents only 73% of its Funds from Operations. With respect to PSA, we took advantage of the overall collapse in market pricing after the fiscal year and initiated a position in this company’s common stock. PSA is the bellweather company in its subsector and, in a capital constrained market, is uniquely positioned with debt representing less than eight-percent of its market capitalization, having chosen to finance its growth principally by issuing perpetual preferred stock. As of the date of this report, EPR and PSA collectively represent approximately 6.20% of Fund assets.

The real estate industry undoubtedly faces significant challenges in the near term. While on the positive side, the sector enters into the current economic downturn with historically low levels of new supply, the demand equation for almost all property types will continue to be buffeted by rising unemployment, decreasing capital investment, and restricted capital availability for consumers and businesses across all industries. Valuation decreases in the publicly traded real estate sector have occurred significantly ahead of adjustments in private market pricing with the REIT group currently trading at implied capitalization rates 150 to 250 basis points higher than where transactions for comparable properties are clearing in the private market. Part of this discrepancy is in our view derived from current investor fears about liquidity challenges and a somewhat misplaced focus on liquidation values. However, given the uncertainty regarding the extent and depth of the current downturn and capital market conditions, we continue to pursue a conservative portfolio construction as detailed above with a biased focus on income stability and capital preservation. We look forward to reporting the results of these efforts in our next report.

Sincerely,

Robert W. Gadsden
Portfolio Manager

Because the Fund concentrates its investments in the real estate industry, the portfolio may experience more volatility and be exposed to greater risk than the portfolios of many other mutual funds.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

References to other mutual funds should not be considered an offer of those securities.

A Basis Point is a value equaling one one-hundredth of a percent (1/100 of 1%).

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

The Dow Jones U.S. Real Estate Index is a market capitalization-weighted index that measures the performance of the real estate industry of the U.S. equity market. It is not possible to invest directly in an index.

Alpine International Real Estate Equity Fund

This chart represents a comparison of a hypothetical $10,000 investment in the Fund versus similar investments in the Fund’s benchmarks. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s return reflects the waiver of certain fees. Without the waiver of fees, the Fund’s total returns would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 1-888-785-5578. Performance data shown does not reflect the 1.00% redemption fee imposed on shares held for fewer than 2 months. If it did, total returns would be reduced.

The S&P/Citigroup BMI World (ex. U.S.) Property Index is a market weighted total performance index, available on a monthly basis. The index consists of companies from developed markets that have float larger than 100 million U.S. dollars and derive more than half of its revenue from property-related activities. The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The MSCI EAFE (USD) Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The Lipper International Real Estate Funds Average is an average of funds that invest at least 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P/Citigroup BMI World (ex. U.S.) Property Index, the GPR General Property Securities Global Index, the MSCI EAFE (USD) Index and the Lipper International Real Estate Funds Average are unmanaged and do not reflect fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

Comparative Annualized Returns as of 10/31/08

	6 Months(1)	1 Year	3 Year	5 Year	10 Year	Since Inception (2/1/1989)

Alpine International Real Estate Equity Fund	-65.96%	-72.46%	-21.64%	-5.47%	2.06%	2.91%

S&P/Citigroup BMI World (ex U.S.) Property Index(2)	-48.62%	-56.63%	-8.53%	4.38%	6.34%	N/A

GPR General Property Securities Global Index(3)	-41.13%	-46.39%	-5.15%	5.00%	7.11%	4.29%

MSCI EAFE (USD) Index	-41.04%	-46.34%	-4.83%	4.04%	2.05%	3.42%

Lipper International Real Estate Funds Average	-46.11%	-54.10%	-9.23%	2.25%	6.03%	2.91%

Lipper International Real Estate Fund Rank	—	42/42	8/8	3/3	3/3	1/1

(1)	Not annualized. FINRA does not recognize rankings for less than one year.

(2)	Index commenced on 7/31/1989.

(3)	Does not include reinvestments of dividends.

Alpine International Real Estate Equity Fund

Portfolio Distributions* (Unaudited)	Top 10 Holdings* (Unaudited)

1.	Unibail-Rodamco	5.12%
2.	Nomura Real Estate Holdings	2.74%
3.	Verde Realty	2.54%
4.	Regus PLC	2.41%
5.	Cyrela Brazil Realty SA	2.28%
6.	Midland Holdings, Ltd.	2.01%
7.	Orient-Express Hotels Ltd. –
	Class A	1.99%
8.	CapitaCommercial Trust	1.90%
9.	City Developments, Ltd.	1.73%
10.	Alexander’s, Inc.	1.71%

*

Portfolio holdings and sector distributions are as of 10/31/08 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Portfolio Distributions and Top 10 Holdings do not include short-term investments. Portfolio Distributions percentages are based on total investments and Top 10 Holdings percentages are based on total net assets.

Commentary

Dear Investor:

We present the annual report of the Alpine International Real Estate Equity Fund after a volatile and historic fiscal year ended October 31, 2008. This year was a study in contrasts, both in terms of performance as well as economic events. Even this year’s Fund returns have been inverted from 2007. Last year we stated in the 2007 Annual Report that the Fund “...has outperformed the S&P/Citigroup World (ex-US) and GPR General Property Securities Global indices over the past one, three, five and ten year periods.” Quite the opposite is true here, as today we bemoan the fact that the Fund’s -72.46% total return submerged not only this year’s performance but also inverted its, three, five and ten year historic returns and rankings.

This crisis of confidence in the global credit markets may become especially tough for capital intensive businesses such as real estate. However, the magnitude of decline surrounding the Lehman Brothers bankruptcy shocked us with it velocity and violence. This bankruptcy occurred in exactly the middle of our fiscal fourth quarter, a three-month period during which the Fund declined by 57.64%. Those declines were primarily in Asia and Latin America as the Fund’s emerging market exposure was particularly hard hit, in contrast with last year’s contribution as a decoupled source of economic growth. Emerging markets became coupled to the contagion of chaos and subject to rising uncertainty and volatility, through links across the global credit markets.

The other area of contrast with last year was with regard to the overall economic environment. In the beginning of 2007, the world benefited from historically low risk premiums embedded into capital markets pricing. That shifted dramatically over the prior summer and we saw heightened risk premiums not previously seen since 1998. In 2008 this miasma of risk waxed and waned between events surrounding Bear Stearns rescue, $140 oil, the Lehman Brothers bankruptcy, followed by the T.A.R.P. stimulus plan, and a manor market selling panic in late November. As a side note, the collapse of commodity prices after June combined with a resurgence of the U.S. dollar which cut short our export production expansion. Now the fate of Detroit rests on an uncertain knife-edge, just as our financial system appears to be stabilized with interest rates around the world heading towards 0%. This has been a year where there has been no place to hide, no port in the storm as risk measures surged and risk takers retreated. Meanwhile, market mechanisms designed to deliver capital to regions and sectors offering the greatest returns became dysfunctional. Equity markets which last year were consumed by valuation metrics and takeover prospects have now succumbed to liquidity measures, covenant breaks and liquidation scenarios. Optimism for the future has been subsumed by fear of the unknown. It seems the glass half-full rapidly became half-empty, and is now cracked and leaking badly. If we have already shifted from the best of times to the worst of times, perhaps we can hope to find a middle ground in due time.

Alpine International Real Estate Equity Fund

GLOBAL REAL ESTATE MARKETS

In light of the painful contrast with last year and the commentary from Alpine’s cautious but hopeful Investment Outlook Section, it’s best to focus on the overriding factors that will determine the longer term performance of this Fund. Specifically, what is the state of global real estate markets? What are their medium term and longer term prospects for rental growth and capital appreciation?

At its heart, real estate is all about supply and demand. Naturally one can refine the attributes of properties to include location, scale, construction, and functionality, as well as amenities. All of these attributes as well as other property specific characteristics have a bearing on the success of specific properties. Yet if the overall market place is not in balance, rents and values may lag or surge. As an owner of equities which derive their underlying value from property, we focus on demand drivers based on population trends, employment characteristics and demographic factors. We contrast that with supply, both current and potential, as it may affect the competitive landscape. In the current economic climate, both demand and supply have been impacted. Demand has been diminished as companies are no longer willing to take slightly more space than is required for their near term growth needs. Rather, many businesses are focusing on scaling back excess capacity and or personnel. Beyond layoffs, there may be business failures which will also lead to space being returned to landlords. Typically, shadow space is not actively on the market, unlike space clearly offered as sublets by the prior tenant, often undercutting stated rents direct from the landlord. Of course a primary factor with declining demand is that there are fewer tenants looking to expand at a time when there may be growing supply of available real estate awaiting occupancy.

The supply of real estate can vary depending on property type in terms of how long it may take to bring additional development of new buildings onto the marketplace. That is potential projects could be mothballed awaiting an improvement in the market before production would bring them into use over a six-month to five-year timeframe. One simple approach is to count cranes, or sites where foundations have been laid but no building has been put up in order to measure how much potential overhang may be awaiting an uptick in market conditions. Thus, in combination supply and demand can impact a prospect tenant’s opportunities to negotiate a lease or acquisition. Depending upon the specific city or property type landlords retain the upper hand if vacancy rates remain below 7% to 10%.

When we presented first quarter data in our semi-annual report for most of the cities in which the Fund’s portfolio has exposure, we remained confident as most markets were below 5% in terms of their vacancy with only the U.S. showing double-digit vacancy rates outside of the stronger markets such as Washington, D.C. and New York. Updated data through the third quarter shows minimal deterioration in most markets, however, there is uncertainty over the level of demand destruction which may become more apparent over the next twelve months. Naturally, with fewer tenants actively seeking accommodation, and financing markets frozen, rental growth has effectively stopped with only modest discounting to date. We suspect that the speed of this global downturn has put many markets effectively on hold for 2008. By mid-year 2009, we would expect to see an uptick in transactions and greater clarity as to both rental demand and rent levels. For now, the equity markets appear to be factoring 15% to 25% rent declines, lower values, along with rising vacancies.

Location should continue to be a major force, however, in maintaining stable occupancies and rents. Inconvenient or tertiary locations will suffer the most. Even though the rental levels have not been dramatically impacted, the same cannot be said for the transactional marketplace. Property sales remain approximately 80% below last year’s levels in the U.S., 60% below in the U.K. and major continental markets, and roughly 45% below prior years’ levels in Asia. In part, this reflects a dearth of financing, however, the main driver is the rediscovery of valuation. Bid-offer spreads remain wide. Markets which have utilized a high proportion of commercial mortgage backed securities (CMBS) such as the U.S., the U.K. and selectively in continental Europe may reveal the greatest range of price discovery. Typically these are the markets which enjoyed some of the greatest multiple expansions as cap rates, reflecting the initial yield of a property’s net operating income over purchase price, may in turn see the greatest declines. To date, high quality properties have not had a problem finding buyers, however, the market has not been tested with a broad range of secondary or generic buildings, especially when priced in large portfolios on a per square foot basis. We believe this segment of the market will be most at risk of significant valuation declines.

In summary, while the price discovery process will likely unfold over the next twelve to twenty-four months, we believe we will see more rapid rebound in some of the

Alpine International Real Estate Equity Fund

stronger smaller cities or with properties where a tenant is perhaps both a partner or beneficiary of the buildings long-term valuation. By and large, the U.S. will likely have an extended period of price discovery due to the CMBS mortgage pressures. Growth in demand should go hand in hand with new development in a number of the emerging markets over the next three to five years. However, it remains questionable whether new developments in the more established economic regions will prove successful within the next five years. It is said that the second or third owner of real estate is often the one who generates the greatest returns. That may be the case for newly built properties in the U.S. and Europe.

PORTFOLIO PERFORMANCE

As we mentioned in the opening paragraphs of this letter, Asia and Latin America were particularly poor performers during the final fiscal quarter of 2008, the period which embraced the bankruptcy of Lehman Brothers. The portfolio’s holdings in Brazil, significantly underperformed during this period. For the year, Brazil contributed a quarter of the Fund’s decline. Still, we believe our long term appraisal of Brazil’s economy remains valid, although uncertainty over next year persists. As a result we have continued to add selectively to our portfolio in Brazil, increasing the Fund’s exposure from 12.3% in 2007 to 14.6% in April and holding that at 14.5%, despite significant price declines. In particular, we have added to our commercial property exposure through companies such as shopping mall owner, Multiplan and Cyrela Commercial Properties, as well as establishing a new position in BR Malls, and adding to positions in mixed use developers such as Brascan Residential Properties and Company SA, who subsequently merged after the end of the fiscal year. We also significantly increased the Fund’s exposure to low income housing specialists, MRV and PDG. Retail sales have grown in excess of 10% on a same store year-over-year basis for these mall companies and the government has increased subsidized mortgage availability for low-income home buyers. Thus, we believe that these components of the portfolio should remain stable in the slower growth environment which Brazil may experience next year. Given the single-digit price earnings and EBIDTA multiples with which we are acquiring shares in these companies, along with their solid balance sheets, we hope for significant outperformance if growth reaccelerates either later in 2009 or early 2010.

The Fund’s Hong Kong/China exposure was also detrimental to the portfolio even though we consciously reduced our weightings from 10.4% to 8.8% over the past year, specifically reducing Hong Kong exposure from 7.9% in 2007 to 4.9%. Beginning with the last month of the fiscal year and subsequently, we have been increasing our Chinese exposure as low single-digit multiples are 90% below the 2007 peaks and equal to the trough levels of 2003. If the Chinese government continues to provide stimulus to the housing sector, we would expect the portfolio to potentially benefit. However, our concentration in expanding the portfolio over the past year has focused primarily on commercial property owner/developers such as Franshion Properties, HKC Holdings, and Sino-Ocean Land Holdings, all of which are new to the portfolio as of year end 2008. Another notable shift in the portfolio’s geographic composition was a significant decline in our Japanese exposure from 14.7% to 7.4%. This reduction was the result of reducing our exposure to the big-cap index stocks, such as Mitsubishi Estate, Mitsui Fudosan, Sumitomo Realty and Aeon Mall, and a significant decline in some of the so-called ‘new wave’ real estate fund management companies such as KK Davinci Advisors, Kenedix, Pacific Management and Secured Capital Japan. These new wave, western style companies were affectively shut out of the capital markets during the summer as they were shunned by traditional Japanese mega-banks because they had previously relied upon international investment banks for their capital growth. Over the past year, the investment banks have retreated from Japan during the downturn. In spite of the investment and operational talent which these companies may have assembled, it is unclear whether they will be permitted to play with more traditional development companies, so we reduced exposure to most of them. In general, our view is that the level of growth in the Japanese market will likely be anemic over the next year or two, although stable income may hold relative appeal for local investors. For now we will maintain only modest exposure.

The largest increase amongst our Asian holdings has been Singapore where concerns are regarding how a slowdown in the financial services business would undermine the city-state’s appeal as a service center for global private wealth management operations of major international banks. We think this concern is misplaced in this context of all that Singapore is becoming. It must be understood that Singapore is a tiny island strategically located on the straits between Malaysia and Indonesia. As a quasi-capitalist/socialist democracy surrounded by large neighbors, it has endured and prospered because it has been forward looking. Singapore not only has a five-year plan, it in fact has a 25-year plan. Significant components of these plans include the recent addition of the world’s first night-

Alpine International Real Estate Equity Fund

time Formula One Race, increased government sponsorship of cultural events from around the world, museums and zoos, and most significantly the development of two large “integrated resorts”, including a new Las Vegas Sands Casino. Having expanded one of the most attractive and efficient airports in the world, Singapore should be ready for the 2011 launch of these regional mega casino projects. In combination with increased cruise ship capacity we would expect this to be a boon not only for local workers and retailers, but also back office services. Ultimately Singapore is hoping to expand its population by appealing to a broader array of international ex-patriots seeking a high standard of living. City developments Capital Commercial Trust, Meag Property Trust and Suntec City could benefit from such a scenario.

The final major change in portfolio composition took place in the U.K. where we increased our exposure from 7.7% to 10.4%. The U.K. has been a particularly soft performer since early 2007 as a result of the high

MARKET PERSPECTIVE

concentration of London focused property companies with significant exposure to the financial services sector. The Fund’s largest U.K. holding is in fact a global property services company called Regus PLC. Regus provides temporary office space to users who need either secretarial services, meeting rooms or the capability to plug into a work station at different locales around the world. Originally this business model catered towards rapidly expanding or contracting sales teams from technology and telecom companies. However, over the past decade it has evolved with the needs of users for everything from an office away from home for individual entrepreneurs to an international network of offices for transient sales teams expanding presence in new markets. We believe the model is durable now that it is primarily a service oriented business increasingly relying on revenue sharing with landlords versus actual tenanting space of their own. We believe this model could very well outperform in a soft office market characterized by rising numbers of redundancies. Thus it has risen to be the fourth largest holding in the Fund.

The accompanying table illustrates the performance of selected property share indices around the world including our benchmark S&P Citigroup World (Ex-US) Propety Securities Index.

Real Estate Securities Performance

Index	CTRY/Region	Start of Rally	%Gain	Last Peak	% decline through 11/21/08	1980’s-90’s Avg. Prior % Cyclical Gain/Decline

S&P Developed Property	Global	10/08/98	384.2	02/22/07	-66.9	87 : -31

S&P Developed ex-U.S. Prop.	Intl.	03/14/03	313.3	05/07/07	-65.8	93 : -37

FTSE 350 Real Estate	U.K.	03/14/03	253.2	01/02/07	-70.0	90 : -39

FTSE EPRA Euro Zone R.E.	Euro.	09/21/01	258.0	02/21/07	-68.1	53 : -25

Hang Seng Property	HK	04/14/03	342.0	12/05/07	-64.0	160 : -59

TOPIX Real Estate	Tkyo	04/11/03	537.8	06/05/07	-75.9	148 : -51

The purpose of this exercise is to illustrate the various cyclical patterns and peaks of several key markets around the world. It’s worth noting that this cycle has been bracketed by two major events beginning with the period immediately following the U.S. build-up and incursion into Iraq in 2003 and concluding with the November 21st cyclical nadir of panic. The S&P Developed ex-US BMI Property) gained 313% until it peaked on May 7th of 2007 and subsequently has declined by 65.8% to the November 21st lows. In the U.K., the FTSE 350 REIT Index, rose 253.2% until January 2nd, 2007 when REIT status became official in the U.K. Subsequent to that date the index fell 70.0%. The FTSE EPRA Euro Zone Index moved up modestly from September 2001 through March of 2003 but inclusive of those periods increased 258% until February 21, 2007. Subsequently it has declined by 68.1%. The Hang Seng Property Index in Hong Kong which includes a few China-based “H” shares started rallying in April 14th of 2003 and gained 342% before peaking in December of

2007, after which it fell 64.0%. Finally, Japan’s TOPIX Real Estate Index rose by 537.8% from April 11, 2003 through June 5, 2007 before declining by 75.9% through the November 21st period. We believe this shows some cyclical variation in the peaking of the indices, albeit they all started at pretty similar times and troughed at the same time.

The two key take-aways are; first, that with declines of between 64% and 76%, we believe these markets have taken out much of the run-up in valuation that occurred during the prior four to five years. In comparison with the average returns from prior cycles, both the rise and fall of this last cycle appears extreme. This up-cycle was twice as long as typical, but the fall to November 21, is of normal duration, albeit extreme decline. The question is what will the next cycle look like and when will it begin. We believe the variability of the peaks suggests that we may actually see different cycles emerging over the next year or two in different

Alpine International Real Estate Equity Fund

countries and regions. It should also be noted that this time around, a concerted globalized flow of liquidity will likely not be the driver of overall performance across the board. Instead individual markets and specific stocks should provide opportunities for outperformance. In other words, we believe that once again we are entering a stock pickers environment where value becomes more important than the trend. While basket trades and ETFs are still the province of traders today, we suspect that they will become a less significant component of the markets once long-term investors come back to the market. Thus, news flow, property performance prospects, return on equity, valuation growth, occupancy gains and rent increases will likely be the fundamental drivers of property shares around the world as this new cycle becomes established.

We will seek to reestablish the long term portfolio performance record that this Fund provided its investors over prior years. We hope to demonstrate that 2008 was an unfortunate aberration for this Fund during a time of extreme global duress. The past year has been a testing time for investors, advisors and money mangers alike. While we look forward to what we hope will be smoother sailing, we know it is imperative that we chart the course that finds the fair winds which can push us steadily forward. We appreciate your support and interest and look forward on reporting to you in our next portfolio update.

Sincerely,

Samuel A. Lieber
Portfolio Manager

Funds that concentrate their investments in a specific sector, such as real estate, tend to experience more volatility and be exposed to greater risk than more diversified funds. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund regularly makes short sales of securities, which involve the risk that losses may exceed the original amount invested.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk.

S&P DEVELOPED PROPERTY INDEX is a free float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries.

S&P DEVELOPED EX US PROPERTY INDEX is a free float-adjusted market capitalization weighted index that defines and measures the investable universe of publicly-traded real estate companies domiciled in developed countries outside of the United States. [The companies in the Underlying Index are engaged in real estate related activities, such as property ownership, management, development, rental and investment.]

FTSE 350 REAL ESTATE INDEX is a capitalization-weighted index of stocks designed to measure the performance of the real estate sector of the FTSE 350 Index, a capitalization-weighted index comprised of all the components of the FTSE 100 and FTSE 250.

FTSE EPRA EURO ZONE PUBLIC REAL ESTATE INDEX is a market capitalization weighted index that is a subset of the EPRA/NAREIT Global Index and the EPRA Europe Index and contains publically quoted real estate companies.

HANG SENG PROPERTY INDEX is a capitalization-weighted index of stocks designed to measure the performance of the property sector of the Hang Seng Index, a free-float capitalization-weighted index of companies from the stock exchange of Hong Kong.

TOPIX REAL ESTATE INDEX is a capitalization-weighted index designed to measure the performance of the real estate sector of the Tokyo Stock Price (TOPIX) Index, a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

EBITDA is equal to Earnings Before Interest, Taxes, Depreciation and Amortization. [EBITDA is an approximate measure of a company’s operating cash flow based on data from the company’s income statement, calculated by looking at earnings before the deduction of interest expenses, taxes, depreciation, and amortization].

Return On Equity is calculated as net income divided by shareholder’s equity; it is a measure of a corporation’s profitability that reveals how much profit a company generates with the money shareholders have invested.

Alpine U.S. Real Estate Equity Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Real Estate Investment Trusts—47.8%
Lodging—8.5%
700,891	Ashford Hospitality Trust, Inc.	$1,135,443
342,200	DiamondRock Hospitality Co.	1,772,596
100,000	FelCor Lodging Trust, Inc.	301,000
50,819	Strategic Hotels and Resorts, Inc.	251,554
90,000	Sunstone Hotel Investors, Inc.	589,500

		4,050,093

Mortgage & Finance—11.3%
150,000	Annaly Capital Management, Inc.	2,085,000
400,000	CBRE Realty Finance, Inc.	240,000
50,000	Gramercy Capital Corp.	133,000
250,500	iStar Financial, Inc.	265,530
478,000	MFA Mortgage Investments, Inc.	2,629,000

		5,352,530

Office—Industrial Buildings—13.4%
32,000	Alexandria Real Estate Equities, Inc.	2,224,640
5,000	AMB Property Corp.	120,150
50,900	Kilroy Realty Corp.	1,636,435
127,500	Maguire Properties, Inc.	452,625
35,000	ProLogis	490,000
20,200	Vornado Realty Trust	1,425,110

		6,348,960

Retail Centers—14.6%
13,699	Alexander’s, Inc. (a)	4,794,650
350,000	General Growth Properties, Inc.	1,449,000
30,000	Kimco Realty Corp.	677,400

		6,921,050

	Total Real Estate Investment Trusts (Cost $49,682,635)	22,672,633

Common Stocks—54.5%
Diversified—9.1%
15,000	Cyrela Commercial Properties SA—GDR (c)	148,681
7,500	Cyrela Commercial Properties SA—ADR	74,341
143,940	Verde Realty (a)(b)(d)	4,102,290

		4,325,312

Hotels Restaurants & Leisure—2.1%
59,000	MGM Mirage (a)	971,140

Household Durables—3.0%
130,000	D.R. Horton, Inc.	959,400
33,400	M/I Homes, Inc.	454,574

		1,413,974

Lodging—5.6%
843,529	Interstate Hotels & Resorts, Inc. (a)	826,659

Shares	Security Description	Value

Common Stocks—continued
Lodging—continued
110,300	Orient-Express Hotels Ltd.—Class A	$1,356,690
20,000	Starwood Hotels & Resorts Worldwide, Inc.	450,800

		2,634,149

Real Estate Management & Development—4.5%
100,000	CB Richard Ellis Group, Inc. (a)	701,000
25,100	Jones Lang LaSalle, Inc.	826,292
15,000	Regency Centers Corp.	591,900

		2,119,192

Residential: Assisted Living—1.8%
290,000	Sunrise Senior Living, Inc. (a)	875,800

Residential: Foreign Homebuilders—10.0%
15,000	Cyrela Brazil Realty SA—GDR (c)	1,455,777
7,500	Cyrela Brazil Realty SA	727,889
85,661	Desarrolladora Homex SA de C.V.—ADR (a)	1,994,188
77,300	E-House China Holdings Ltd.—ADR (a)	525,640
100	Gafisa SA—ADR	1,459
22,100	Xinyuan Real Estate Co. Ltd.—ADR (a)	55,913

		4,760,866

Residential: Manufactured Homes—2.6%
659,183	Champion Enterprises, Inc. (a)	1,232,672

Residential: U.S. Homebuilders—15.8%
164,800	Centex Corp.	2,018,800
190,000	Lennar Corp.—Class A	1,470,600
20,000	M.D.C. Holdings, Inc.	672,600
40,000	Meritage Homes Corp. (a)	549,200
2,400	NVR, Inc. (a)	1,176,504
100,000	Pulte Homes, Inc.	1,114,000
25,000	The Ryland Group, Inc.	469,750

		7,471,454

	Total Common Stocks (Cost $45,651,959)	25,804,559

Short-Term Investments—0.0%
474	Federated Treasury Obligations Fund	474

	Total Short-Term Investments (Cost $474)	474

	Total Investments (Cost $95,335,068)—102.3%	48,477,666
	Liabilities in Excess of Other Assets—(2.3)%	(1,072,877)

	TOTAL NET ASSETS—100.0%	$47,404,789

Percentages are stated as a percent of net assets.

ADR American Depository Receipt
GDR Global Depository Receipt

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 8.7% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 3.4% of the Fund’s net assets.

(d)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments
October 31, 2008

Shares	Security Description	Value

Real Estate Investment Trusts—82.6%
Apartments—10.4%
12,045	AvalonBay Communities, Inc.	$855,436
48,760	Equity Residential	1,703,187
34,165	Essex Property Trust, Inc.	3,324,254
77,000	Home Properties, Inc.	3,117,730
41,940	Post Properties, Inc.	936,101

		9,936,708

Diversified—10.5%
298,700	Crombie Real Estate Investment Trust (c)	1,997,446
200	Crombie Real Estate Investment Trust	1,338
86,364	Verde Realty (a)(b)(e)	2,461,374
78,582	Vornado Realty Trust	5,543,960

		10,004,118

Health Care—9.5%
62,000	HealthCare REIT, Inc.	2,759,620
226,547	Omega Healthcare Investors, Inc.	3,414,063
79,200	Ventas, Inc.	2,855,952

		9,029,635

Net Lease—4.3%
108,149	Entertainment Properties Trust	4,050,180

Office—Industrial Buildings—30.3%
68,028	Alexandria Real Estate Equities, Inc.	4,729,307
120,168	AMB Property Corp.	2,887,637
69,011	Boston Properties, Inc.	4,891,500
60,000	Corporate Office Properties Trust	1,865,400
229,509	Douglas Emmett, Inc.	3,465,586
54,141	DuPont Fabros Technology, Inc.	337,298
96,700	Kilroy Realty Corp.	3,108,905
87,100	Mack-Cali Realty Corp.	1,978,912
277,003	Maguire Properties, Inc.	983,361
132,600	ProLogis	1,856,400
66,011	SL Green Realty Corp.	2,775,102

		28,879,408

Retail Centers—17.6%
227,723	CBL & Associates Properties, Inc.	2,101,883
64,726	Developers Diversified Realty Corp.	852,442
204,778	General Growth Properties, Inc.	847,781
160,700	Kimco Realty Corp.	3,628,606
64,200	The Macerich Co.	1,888,764
6,917	Saul Centers, Inc.	253,093
76,347	Simon Property Group, Inc.	5,117,539
63,038	Taubman Centers, Inc.	2,094,122

		16,784,230

	Total Real Estate Investment Trusts (Cost $90,587,899)	78,684,279

Preferred Stocks—16.4%
Apartments—2.1%
97,500	Apartment Investment & Management Co., Series T, 8.000%	1,354,275
40,000	BRE Properties, Inc., Series C, 6.750%	638,800

		1,993,075

Shares	Security Description	Value

Preferred Stocks—continued
Diversified—0.7%
21,500	Vornado Realty Trust, Series G, 6.625%	$334,325
25,000	Vornado Realty Trust, Series I, 6.625%	398,750

		733,075

Health Care—0.6%
28,200	Omega Healthcare Investors, Inc., Series D, 8.375%	548,630

Lodging—1.9%
200,900	FelCor Lodging Trust, Inc. Series C, 8.000%	1,366,120
47,600	Sunstone Hotel Investors, Inc., Series A, 8.000%	459,340

		1,825,460

Mortgage & Finance—2.0%
10,500	Anthracite Capital, Inc., Series C, 9.375%	74,025
8,226	iStar Financial, Inc., Series D, 8.000%	25,830
18,800	iStar Financial, Inc., Series E, 7.875%	54,520
99,225	iStar Financial, Inc., Series F, 7.800%	297,675
98,600	iStar Financial, Inc., Series G, 7.650%	286,926
149,590	iStar Financial, Inc., Series I, 7.500%	441,290
88,600	NorthStar Realty Finance Corp., Series B, 8.250%	708,800

		1,889,066

Net Lease—1.2%
94,100	Entertainment Properties Trust, Series D, 7.375%	1,129,200

Office—Industrial Buildings—4.8%
11,700	AMB Property Corp., Series O, 7.000%	171,405
31,300	Digital Realty Trust, Inc. Series A, 8.500%	469,187
43,800	Kilroy Realty Corp., Series F, 7.500%	591,300
200,300	Prime Group Realty Trust, Series B, 9.000% (d)	801,200
81,500	PS Business Parks Inc., Series H, 7.000%	1,261,620
31,300	PS Business Parks, Inc., Series L, 7.600%	510,190
56,500	SL Green Realty Corp., Series D, 7.875%	791,000

		4,595,902

Retail Centers—1.4%
95,400	CBL & Associates Properties, Inc., Series D, 7.375%	933,966
22,500	Regency Centers Corp., Series D, 7.250%	377,550

		1,311,516

The accompanying notes are an integral part of these financial statements.

Alpine Realty Income & Growth Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Preferred Stocks—continued
Storage—1.7%
61,700	Public Storage, Series D, 6.180%	$1,008,795
37,400	Public Storage, Series W, 6.500%	639,540

		1,648,335

	Total Preferred Stocks (Cost $32,490,583)	15,674,259

Shares	Security Description	Value

Short-Term Investments—0.0%
986	Federated Treasury Obligations Fund	$986
18	Milestone Funds Treasury Obligations Portfolio	18

		1,004

	Total Short-Term Investments (Cost $1,004)	1,004

	Total Investments (Cost $123,079,486)—99.0%	94,359,542
	Other Assets in Excess of Liabilities—1.0%	910,911

	TOTAL NET ASSETS—100.0%	$95,270,453

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 2.6% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Securities restricted under Rule 144A comprised 2.1% of the Fund’s net assets.

(d)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(e)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Common Stocks—101.9%
Asia—36.1%
China—3.9%
22,590,100	C C Land Holdings, Ltd.	$3,935,024
5,118,023	China Central Properties, Ltd.	3,150,528
37,264,300	China New Town Development (a)	1,005,106
28,019,800	Franshion Properties	5,242,381
55,580,400	HKC Holdings, Ltd.	3,012,080
6,012,300	Hopson Development	1,939,439
6,999,800	Shui On Land, Ltd.	1,553,494
11,981,400	Sino-Ocean Land Holdings	3,091,954

		22,930,006

Hong Kong—4.9%
8,368,600	The Hongkong & Shanghai Hotels, Ltd.	7,785,447
11,726,000	Kowloon Development Co., Ltd.	3,888,468
29,220,500	Midland Holdings, Ltd.	11,725,828
6,287,100	Sino Land Co., Ltd.	5,281,130

		28,680,873

India—4.8%
2,479,081	Hirco PLC	3,670,526
1,469,800	Ishaan Real Estate PLC (a)	768,761
2,000,000	South Asian Real Estate Ltd. (a)(b)(f)	9,269,839
8,327,900	Trinity Capital PLC (a)	5,763,067
7,218,239	Unitech Corporate Parks (a)	1,219,748
1,491,800	Yatra Capital Ltd. (a)(e)	7,605,501

		28,297,442

Japan—7.4%
100,596	GOLDCREST Co., Ltd.	1,456,196
3,529,100	HASEKO Corp.	3,116,757
7,526	K.K. DaVinci Advisors (a)	595,907
420	Kenedix, Inc.	61,523
377,000	Mitsui Fudosan Co., Ltd.	6,387,301
840,500	Nomura Real Estate Holdings	16,014,805
23,200	ORIX Corp.	2,322,120
5,790	Secured Capital Japan Co., Ltd.	3,003,441
240,000	Star Asia Finance Ltd. (b)(d)	2,400,000
151,600	Tachihi Enterprise Co., Ltd.	7,617,704

		42,975,754

Malaysia—0.6%
5,606,000	Aseana Properties Ltd. (a)	1,513,620
7,516,300	Landmarks Berhad	2,053,171

		3,566,791

Philippines—1.0%
13,669,900	Ayala Land, Inc.	1,648,659
15,668,400	SM Development Corp.	653,384
21,827,309	SM Prime Holdings Inc.	3,747,944

		6,049,987

Singapore—8.5%
6,708,425	Ascendas Real Estate Investment Trust	7,147,210
20,305,400	Banyan Tree Holdings, Ltd.	6,846,055
6,872,900	Cambridge Industrial Trust	1,135,442
16,802,900	CapitaCommercial Trust	11,103,737
2,378,000	City Developments, Ltd.	10,102,090
6,000,000	Indiabulls Properties Investment Trust (a)	566,419

Shares	Security Description	Value

Common Stocks—continued
Asia—continued
Singapore—continued
24,549,200	Macquarie MEAG Prime REIT	$8,607,946
1,615,000	Mandarin Oriental	2,067,200
2,235,100	Suntec Real Estate Investment Trust	1,047,468
1,919,000	Wing Tai Holdings	873,449

		49,497,016

Thailand—4.2%
21,210,000	Amata Corporation Public Company Ltd.	2,239,002
1,965,000	Amata Corporation Public Company Ltd.—NVDR	207,432
9,342,300	Central Pattana Public Company, Ltd.	2,465,514
24,461,550	The Erawan Group Public Company, Ltd.	1,395,809
99,767,300	Hemaraj Land & Development Public Company Ltd.	1,964,035
10,000,000	Italian-Thai Development Public Company, Ltd.	701,855
17,580,000	Italian-Thai Development Public Company, Ltd.—NVDR	1,233,860
4,176,000	Land and Houses Public Company Ltd.	436,067
25,324,000	Land and Houses Public Company Ltd.—NVDR	2,644,389
1,932,400	LPN Development Public Company Ltd.	140,037
38,294,945	Minor International Public Company Ltd.	8,248,983
13,179,100	Quality Houses Public Company Ltd.	338,408
4,040,000	Saha Pathana Inter-Holding Public Company Ltd.	2,190,014

		24,205,405

United Arab Emirates—0.8%
868,311	Kingdom Hotel Investments—GDR (a)	4,775,710

	Total Asia	210,978,984

Australia—0.5%
Australia—0.5%
4,326,194	Goodman Group	2,688,095

	Total Australia	2,688,095

Europe—38.5%
Austria—1.8%
1,079,588	Conwert Immobilien (a)	5,201,242
3,280,485	Immoeast Immobilien (a)	3,930,277
1,385,994	Immofinanz Immobilien Anlagen AG (a)	1,536,872

		10,668,391

Finland—0.3%
703,663	Citycon OYJ	1,659,181

France—13.0%
245,140	Accor SA	9,481,096
26,243	Affine	625,479
297,494	Club Mediterranee SA (a)	5,915,072
94,700	Eurosic	2,254,676
40,055	Icade	2,391,282
391,962	Kaufman & Broad SA	7,993,209

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
France—continued
404,778	Nexity	$3,492,712
115,893	Pierre & Vacances	5,274,779
97,024	Societe Immobiliere de Location pour l’Industrie et le Commerce	8,600,695
200,503	Unibail-Rodamco	29,899,503

		75,928,503

Germany—1.7%
8,092,900	Sirius Real Estate Ltd.	3,094,444
14,610,263	Dawnay Day Treveria PLC	1,562,346
668,922	DIC Asset AG	5,047,246

		9,704,036

Greece—0.3%
572,559	J&P—Avax SA	1,634,653

Italy—0.8%
263,816	Immobiliare Grande Distribuz	353,059
412,024	Pirelli & Co. Real Estate	2,888,301
2,087,878	Risanamento SPA (a)	1,144,276

		4,385,636

Norway—2.4%
2,331,200	Block Watne Gruppen ASA	1,557,525
5,805,945	Norwegian Property ASA	8,620,173
3,341,500	Scandinavian Property (a)	3,919,328

		14,097,026

Poland—1.9%
4,402,500	Engel East Europe NV (a)(e)	1,948,416
837,746	Globe Trade Centre SA (a)	4,905,297
3,265,000	Nanette Real Estate Group NV	1,628,901
181,577	Orco Property Group	2,365,206

		10,847,820

Russia—2.1%
1,707,100	AFI Development PLC-GDR (a)	2,731,360
931,650	LSR Group OJSC—ADR (a)(c)	931,650
813,200	Mirland Development Corp. (a)	1,043,705
1,092,572	PIK Group—GDR (a)(c)	6,544,506
1,724,911	RGI International Ltd. (a)	940,077

		12,191,298

Spain—1.7%
1,071,377	Realia Business SA	2,976,844
1,534,900	Sol Melia SA	7,179,652

		10,156,496

Sweden—2.0%
1,428,760	JM AB	7,548,861
1,652,850	Rezidor Hotel Group AB	4,302,522

		11,851,383

Turkey—0.1%
1,000,000	The Ottoman Fund, Ltd. (a)	700,066

Ukraine—0.0%
1,200,000	KDD Group NV (c)	173,810

United Kingdom—10.4%
833,000	Brixton PLC	2,232,076
1,171,700	Enterprise Inns PLC	1,829,102
1,602,100	Great Portland Estates PLC	7,116,205
849,000	Hammerson PLC	9,700,983

Shares	Security Description	Value

Common Stocks—continued
Europe—continued
United Kingdom—continued
1,769,389	Helical Bar PLC	$8,464,375
4,665,427	Minerva (a)	1,295,180
1,125,750	Punch Taverns PLC	2,853,463
18,699,741	Regus PLC (a)	14,069,120
898,469	Segro PLC	4,055,885
1,285,814	Shaftesbury PLC	6,896,012
1,039,524	Unite Group PLC	2,517,797

		61,030,198

	Total Europe	225,028,497

North & South America—26.8%
Bermuda—0.7%
3,440,800	Great Eagle Holdings	3,853,671

Brazil—14.5%
203,625	Abyara Planejamento Imobilia SA	145,681
5,672,800	Agra Empreendimentos Imobilia (a)	3,089,732
1,276,300	BR Malls Participacoes SA (a)	4,712,855
2,121,300	Brascan Residential Properties SA	3,025,533
2,908,200	Brasil Brokers Participacoes (a)	3,422,991
1,059,800	Camargo Correa Desenvol Imobiliario SA	1,002,811
1,582,700	Company SA	2,439,980
2,717,455	Cyrela Brazil Realty SA	13,295,649
2,906,710	Cyrela Commercial Properties	7,379,139
1,722,900	Ez Tec Empreendimentos E Par	1,566,634
146,100	Gafisa SA	1,029,073
180,509	Gafisa SA—ADR	2,633,626
1,087,900	General Shopping Brasil SA (a)	3,012,878
767,400	Iguatemi Empresa de Shopping Centers SA	3,612,961
2,523,500	JHSF Participacoes SA	2,329,564
1,916,100	Klabin Segall SA	2,476,381
763,900	MRV Engenharia	4,054,858
1,058,800	Multiplan Empreendimentos (a)	5,229,245
1,433,100	PDG Realty SA	7,461,513
1,439,700	Rodobens Negocios Imobiliarios SA	4,638,406
850,000	Rossi Residencial SA	1,730,210
815,600	Sao Carlos Empreendimentos	3,760,833
2,061,800	Tecnisa SA	2,712,269

		84,762,822

Canada—1.8%
150,100	ClubLink Corp.	927,773
386,000	Crombie Real Estate Investment Trust (c)	2,581,233
282,225	Killam Properties, Inc.	1,170,767
400,000	Killam Properties, Inc. (c)	1,659,338
683,500	Lakeview Hotel Real Estate Investment Trust	878,972
133,000	Lakeview Hotel Real Estate Investment Trust (c)	171,036
91,700	Mainstreet Equity Corp. (a)	570,605
300,000	Mainstreet Equity Corp. (a)(c)	1,866,755

The accompanying notes are an integral part of these financial statements.

Alpine International Real Estate Equity Fund

Schedule of Portfolio Investments—Continued
October 31, 2008

Shares	Security Description	Value

Common Stocks—continued
North & South America—continued
Canada—continued
252,700	Parkbridge Lifestyles Communities, Inc. (a)	$700,255

		10,526,734

Mexico—3.3%
9,358,900	Consorcio ARA SA de CV	3,789,382
2,407,000	Corporacion GEO SA de CV (a)	3,275,428
307,600	Desarrolladora Homex SA de CV—ADR (a)	7,160,928
3,595,910	Urbi Desarrollos Urbanos SA de CV (a)	5,125,237

		19,350,975

United States—6.5%
28,550	Alexander’s, Inc. (a)	9,992,500
943,700	Orient-Express Hotels Ltd.—Class A	11,607,510
562,300	Sunrise Senior Living, Inc. (a)	1,698,146
519,696	Verde Realty (a)(b)(f)	14,811,336

		38,109,492

	Total North & South America	156,603,694

	Total Common Stocks (Cost $1,611,890,324)	595,299,270

Equity-Linked Structured Notes—1.3%
294,200	Merrill Lynch & Co., Inc.—DLF Ltd.	1,308,878
1,178,000	Merrill Lynch & Co., Inc.—Indiabulls Real Estate	2,845,543

Shares	Security Description	Value

Equity-Linked Structured Notes—continued
1,237,504	Merrill Lynch & Co., Inc.— Kolte-Patil Developers Ltd.	$740,751
1,195,000	Merrill Lynch & Co., Inc.—Phoenix Mills Ltd.	1,225,207
723,000	Merrill Lynch & Co., Inc.—Sobha Developers Ltd.	1,640,457

	Total Equity-Linked Structured Notes (Cost $23,172,811)	7,760,836

Rights—0.2%
2,749,782	Agra Empreendimentos (a)	88,846
2,033,311	Goodman Group (a)	1,263,404

	Total Rights (Cost $1,676,071)	1,352,250

Warrants—0.2%
1,530,720	HKC Holdings, Ltd. Expiration: November, 2009, Exercise Price: HKD 2.050 (a)	3,358

16,134,400	SP Setia Berhad Expiration: January, 2013, Exercise Price: MYR 4.480 (a)	1,067,751

	Total Warrants (Cost $4,862,308)	1,071,109

	Total Investments (Cost $1,641,601,514)—103.6%	605,483,465
	Liabilities in Excess of Other Assets—(3.6)%	(21,529,991)

	TOTAL NET ASSETS—100.0%	$583,953,474

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NKD	Hong Kong Dollar
MYR	Malaysian Ringgit
NVDR	New Vehicle Delivery Receipt

(a)	Non-income producing security.

(b)	Security fair valued in accordance with procedures approved by the Board of Trustees. These securities comprised 4.5% of the Fund’s net assets.

(c)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under guidelines established by the Board of Trustees. Liquid securities restricted under Rule 144A comprised 2.4% of the Fund’s net assets.

(d)

Restricted under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. These securities have been determined to be illiquid under guidelines established by the Board of Trustees. Illiquid securities restricted under Rule 144A comprised 0.4% of the Fund’s net assets.

(e)	Affiliated issuer. See Note 6 in the Notes to Financial Statements.

(f)	Illiquid security.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Assets and Liabilities
October 31, 2008

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

ASSETS:
Investments, at value (1)
Unaffiliated issuers	$48,477,666	$93,558,342	$595,929,548
Affiliated issuers	—	801,200	9,553,917
Cash	400	101,300	—
Receivable for capital shares issued	11,151	112,451	3,001,588
Receivable for investment securities sold	5,774,958	1,749,494	33,148,822
Dividends and interest receivable	6,008	164,576	3,161,086
Prepaid expenses and other assets	55,444	21,190	35,020

Total assets	54,325,627	96,508,553	644,829,981

LIABILITIES:
Payable for capital shares redeemed	50,280	161,836	3,476,113
Payable for investment securities purchased	1,535,885	—	6,802,338
Payable to custodian	—	—	922,168
Accrued expenses and other liabilities:
Investment advisory fees	44,107	81,151	602,851
Line of credit	5,213,000	856,000	48,296,490
Other	77,566	139,113	776,547

Total liabilities	6,920,838	1,238,100	60,876,507

Net Assets	$47,404,789	$95,270,453	$583,953,474

Net assets represented by:
Capital stock	$121,145,397	$124,616,142	$2,020,255,689
Accumulated undistributed net investment income	—	—	(1,385,183)
Accumulated net realized gains (losses) on investments, foreign currency translation, forward currency contracts and swaps	(26,883,206)	(626,687)	(399,018,629)
Net unrealized appreciation (depreciation) on:
Investments	(46,857,402)	(28,719,944)	(1,036,118,049)
Foreign currency translation	—	942	219,646

Total Net Assets	$47,404,789	$95,270,453	$583,953,474

Net asset value
Net assets	$47,404,789	$95,270,453	$583,953,474
Shares of beneficial interest issued and outstanding	3,419,743	9,576,709	47,629,987
Net asset value, offering price and redemption price per share	$13.86	$9.95	$12.26

(1) Cost of investments
Unaffiliated issuers	$95,335,068	$119,645,727	$1,610,845,579
Affiliated issuers	—	3,433,759	30,755,935

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Operations
For the year ended October 31, 2008

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

INVESTMENT INCOME:
Interest income	$7,246	$—	$1,140,106
Dividend income*
Unaffiliated issuers	4,204,833	19,361,720	44,267,338
Affiliated issuers	—	497,588	28,399

Total investment income	4,212,079	19,859,308	45,435,843

EXPENSES:
Investment advisory fees	961,850	2,844,102	18,130,383
Administration fees	28,292	92,266	689,970
Fund accounting fees	14,595	47,578	347,071
Audit and tax fees	19,348	21,455	29,528
Custodian fees	6,250	20,232	143,463
Legal fees	4,851	23,503	104,919
Registration and filing fees	26,545	34,017	110,707
Printing and mailing fees	60,108	105,180	702,707
Transfer agent fees	30,164	98,463	740,287
Trustee fees	763	2,105	18,480
Interest expense	473,908	1,140,091	949,343
Other fees	3,864	13,537	83,338

Total expenses before expense waiver by Adviser	1,630,538	4,442,529	22,050,196
Expense waiver by Adviser (Note 5)	—	(379,373)	—

Net expenses	1,630,538	4,063,156	22,050,196

Net investment income	2,581,541	15,796,152	23,385,647

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments	(19,924,155)	11,474,089	(397,083,969)
Foreign currency translation	—	(5,488)	(3,855,535)
Forward currency contracts	—	—	(10,062,570)
Swaps	—	—	(84,458)

Net realized gain (loss)	(19,924,155)	11,468,601	(411,086,532)

Change in unrealized appreciation (depreciation) on:
Investments	(60,060,227)	(191,509,791)	(1,400,661,788)
Foreign currency translation	—	(31,920)	193,642
Swaps	—	—	(246,100)

Net change in unrealized depreciation	(60,060,227)	(191,541,711)	(1,400,714,246)

Net realized and unrealized loss on investments	(79,984,382)	(180,073,110)	(1,811,800,778)

Change in net assets resulting from operations	$(77,402,841)	$(164,276,958)	$(1,788,415,131)

* Net of foreign taxes withheld	$6,528	$59,178	$4,936,463

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statement of Cash Flows
For the year ended October 31, 2008

U.S. Real Estate Equity Fund

CASH FLOWS FROM OPERATING ACTIVITIES:
Change in net assets resulting from operations	$(77,402,841)
Adjustments to reconcile change in net assets resulting from operations to net cash provided in operating activities:
Purchases of investments	(89,024,066)
Proceeds from sales of investments	131,191,157
Increase in dividends and interest receivable	(124)
Increase in prepaid expenses and other assets	(33,183)
Decrease in accrued expenses and other liabilities	(144,159)
Net realized loss on investments	19,924,155
Unrealized depreciation on investments	60,060,227

Net cash provided by operating activities	44,571,166

CASH FLOWS FROM FINANCING ACTIVITIES:
Decrease in line of credit	(20,659,000)
Proceeds from shares sold	4,129,973
Payment on shares redeemed	(27,967,055)
Cash distributions paid to shareholders	(74,684)

Net cash used in financing activities	(44,570,766)

Net change in cash	400

CASH:
Beginning Balance	—

Ending Balance	$400

Supplemental disclosure of cash flow information:

During the year ended October 31, 2008, the U.S. Real Estate Equity Fund paid cash of $546,993 in interest.

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,050,545.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets

	U.S. Real Estate Equity Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$2,581,541	$878,855
Net realized loss on:
Investments	(19,924,155)	(7,581,703)
Change in unrealized appreciation (depreciation) on:
Investments	(60,060,227)	10,341,922

Change in net assets resulting from operations	(77,402,841)	3,639,074

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,790,143)	(340,827)
From net realized gains on investments	—	(20,236,935)
From tax return of capital	(335,086)	(236,331)

Change in net assets resulting from distributions to shareholders	(2,125,229)	(20,814,093)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,129,264	16,526,809
Dividends reinvested	2,050,545	19,418,121
Redemption fees	4,141	112,871
Cost of shares redeemed	(27,882,257)	(139,665,167)

Change in net assets resulting from capital share transactions	(21,698,307)	(103,607,366)

Total change in net assets	(101,226,377)	(120,782,385)

NET ASSETS:
Beginning of year	148,631,166	269,413,551

End of year*	$47,404,789	$148,631,166

* Including accumulated undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	Realty Income & Growth Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$15,796,152	$26,057,251
Net realized gain (loss) on:
Investments	11,474,089	45,708,296
Short transactions	—	2,587,576
Foreign currency translation	(5,488)	(24,796)
Change in unrealized depreciation on:
Investments	(191,509,791)	(92,593,027)
Foreign currency translation	(31,920)	(702)

Change in net assets resulting from operations	(164,276,958)	(18,265,402)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(9,583,848)	(26,816,304)
From net realized gains on investments	(37,038,174)	(32,384,501)

Change in net assets resulting from distributions to shareholders	(46,622,022)	(59,200,805)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	65,719,804	203,585,280
Dividends reinvested	43,907,486	55,127,983
Redemption fees	42,370	114,397
Cost of shares redeemed	(335,942,961)	(498,993,823)

Change in net assets resulting from capital share transactions	(226,273,301)	(240,166,163)

Total change in net assets	(437,172,281)	(317,632,370)

NET ASSETS:
Beginning of year	532,442,734	850,075,104

End of year*	$95,270,453	$532,442,734

* Including accumulated undistributed net investment income of:	$—	$—

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Statements of Changes in Net Assets—Continued

	International Real Estate Equity Fund

	Year Ended October 31, 2008	Year Ended October 31, 2007

OPERATIONS:
Net investment income	$23,385,647	$17,511,929
Net realized gain (loss) on:
Investments	(397,083,969)	116,778,640
Options contracts expired or closed	—	(31,664)
Foreign currency translation	(3,855,535)	(4,315,686)
Forward currency contracts	(10,062,570)	—
Swaps	(84,458)	(15,025)
Change in unrealized appreciation (depreciation) on:
Investments	(1,400,661,788)	203,590,747
Foreign currency translation	193,642	30,100
Swaps	(246,100)	246,100

Change in net assets resulting from operations	(1,788,415,131)	333,795,141

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,442,941)	(14,129,350)
From net realized gains on investments	(111,723,042)	(17,483,887)
From tax return of capital	(3,595,986)	—

Change in net assets resulting from distributions to shareholders	(139,761,969)	(31,613,237)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,013,466,466	2,069,911,376
Dividends reinvested	126,680,128	28,982,113
Redemption fees	463,001	654,331
Cost of shares redeemed	(1,182,612,997)	(619,595,527)

Change in net assets resulting from capital share transactions	(42,003,402)	1,479,952,293

Total change in net assets	(1,970,180,502)	1,782,134,197

NET ASSETS:
Beginning of year	2,554,133,976	771,999,779

End of year*	$583,953,474	$2,554,133,976

* Including accumulated undistributed net investment income of:	$(1,385,183)	$7,901,419

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights
(For a share outstanding throughout each period)

	U.S. Real Estate Equity Fund

	Year Ended October 31,

	2008	2007	2006	2005	2004

Per Share Data:
Net asset value per share, beginning of period	$34.97	$38.27	$39.45	$34.51	$29.21

Income from investment operations:
Net investment income (loss)	0.53	0.15	(0.20)	0.12	(0.05	)(a)
Net realized and unrealized gains (losses) on investments	(21.11)	(0.28)	0.62	7.47	6.61

Total from investment operations	(20.58)	(0.13)	0.42	7.59	6.56

Redemption fees	0.00 (b)	0.02	0.00 (b)	—	—
Less Distributions:
From net investment income	(0.43)	(0.05)	(0.03)	(0.09)	—
From net realized gains on investments	—	(3.11)	(1.57)	(2.56)	(1.26)
From tax return of capital	(0.10)	(0.03)	—	—	—

Total distributions	(0.53)	(3.19)	(1.60)	(2.65)	(1.26)

Net asset value per share, end of period	$13.86	$34.97	$38.27	$39.45	$34.51

Total return	(59.54)%	(0.88)%	0.74%	22.18%	23.12%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$47,405	$148,631	$269,414	$556,648	$216,773
Ratio of total expenses to average net assets	1.70%	1.58%	2.01%	1.19%	1.31%
Ratio of interest expense to average net assets	0.50%	0.39%	0.82%	0.01%	0.03%
Ratio of expenses to average net assets excluding interest expense	1.20%	1.19%	1.19%	1.18%	1.28%
Ratio of net investment income (loss) to average net assets	2.68%	0.42%	(0.39)%	0.16%	(0.17)%
Portfolio turnover	68%	49%	19%	34%	73%

(a)

Net investment loss per share is calculated using accumulated undistributed net investment loss per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	Realty Income & Growth Fund

	Year Ended October 31,

	2008	2007	2006	2005		2004

Per Share Data:
Net asset value per share, beginning of period	$25.12	$27.75	$21.92	$19.97		$16.67

Income from investment operations:
Net investment income	0.99	0.91	0.65	1.06		0.71 (a)
Net realized and unrealized gains (losses) on investments	(13.46)	(1.54)	6.35	2.07		3.45

Total from investment operations	(12.47)	(0.63)	7.00	3.13		4.16

Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	—		—
Less Distributions:
From net investment income	(0.99)	(0.95)	(0.87)	(0.84)		(0.82)
From net realized gains on investments	(1.71)	(1.05)	(0.30)	(0.34)		(0.04)

Total distributions	(2.70)	(2.00)	(1.17)	(1.18)		(0.86)

Net asset value per share, end of period	$9.95	$25.12	$27.75	$21.92		$19.97

Total return	(54.62)%	(2.53)%	32.91%	15.92%		25.51%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$95,270	$532,443	$850,075	$641,224		$394,153
Ratio of total expenses to average net assets:
Before expense waivers	1.56%	1.29%	1.17%	1.18%		1.25%
After expense waivers	1.43%	1.29%	1.17%	1.18%		1.25%
Ratio of interest expense to average net assets	0.40%	0.14%	0.01%	0.00	%(b)	0.01%
Ratio of expenses to average net assets excluding interest expense:
Before expense waivers	1.16%	1.15%	1.16%	1.18%		1.24%
After expense waivers	1.03%	1.15%	1.16%	1.18%		1.24%
Ratio of net investment income to average net assets	5.55%	3.34%	2.67%	3.47%		3.85%
Portfolio turnover	23%	33%	33%	34%		65%

(a)

Net investment income per share is calculated using accumulated undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Financial Highlights—Continued
(For a share outstanding throughout each period)

	International Real Estate Equity Fund

	Year Ended October 31,

	2008	2007	2006	2005		2004

Per Share Data:
Net asset value per share, beginning of period	$47.58	$37.56	$28.89	$24.28		$20.23

Income from investment operations:
Net investment income	0.35	0.63	0.50	0.74	(a)	0.29	(a)
Net realized and unrealized gains (losses) on investments	(33.05)	10.78	8.90	5.71		4.30

Total from investment operations	(32.70)	11.41	9.40	6.45		4.59

Redemption fees	0.01	0.02	0.01	—		—
Less Distributions:
From net investment income	(0.45)	(0.63)	(0.39)	(0.73)		(0.44)
From net realized gains on investments	(2.10)	(0.78)	(0.35)	(1.11)		(0.10)
From tax return of capital	(0.08)	—	—	—		—

Total distributions	(2.63)	(1.41)	(0.74)	(1.84)		(0.54)

Net asset value per share, end of period	$12.26	$47.58	$37.56	$28.89		$24.28

Total return	(72.46)%	31.16%	33.19%	27.29%		23.25%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$583,953	$2,554,134	$771,999	$290,747		$87,621
Ratio of total expenses to average net assets	1.22%	1.14%	1.17%	1.18%		1.35%
Ratio of interest expense to average net assets	0.06%	0.00%	0.02%	0.00	%(b)	0.00	%(b)
Ratio of expenses to average net assets excluding interest expense	1.16%	1.14%	1.15%	1.18%		1.35%
Ratio of net investment income to average net assets	1.29%	1.08%	1.16%	1.22%		1.40%
Portfolio turnover	42%	31%	30%	10%		38%

(a)

Net investment income per share is calculated using accumulated undistributed net investment income per share at the beginning and end of the period prior to consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

Alpine Mutual Funds

Notes to Financial Statements
October 31, 2008

1.	Organization:

Alpine Equity Trust (the “Equity Trust”) was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-ended management investment company. The Alpine U.S. Real Estate Equity Fund, the Alpine Realty Income & Growth Fund and the Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a “Fund” and collectively, “the Funds”). The Alpine U.S. Real Estate Equity Fund and the Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Woods Capital Investors, LLC (the “Adviser”) is a Delaware limited liability company and serves as the investment manager to the Funds.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

A. Valuation of Securities:

The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter admitted to trading on the National Association of Securities Dealers Automated Quotation Market System (“NASDAQ”) National List at the last quoted sales price at the end of each business day or, if no sale, at the mean of the closing bid and asked prices. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which market quotations are not readily available or whose values have been materially affected by events occurring before the close of U.S. markets but after the close of the securities’ primary markets, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

For example, fair value pricing may be used where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the stock over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Among those factors that may be considered when fair valuing a security are: fundamental analytical data relating to the investment in the security; evaluation of the forces that influence the market in which the security is purchased and sold; type of security or asset; financial statements of issuer; special reports prepared by analysts or the Adviser; information as to any transactions or offers with respect to the security; and the historical tendency of the security’s price to track or respond to general and specific market movements (in terms of indices, sectors, or other market measurements).

As of October 31, 2008, the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund, and the International Real Estate Equity Fund held securities that are fair valued, which comprised 8.7%, 2.6% and 4.5%, respectively, of each Fund’s net assets.

B. Security Transactions and Investment Income:

Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums, where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

C. Short Sale Transactions:

The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when affecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a Fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security. Dividends on short positions are recorded as an expense on the ex-dividend date.

All short sales must be fully collateralized. Accordingly, each Fund maintains collateral in a segregated account with its custodian, consisting of cash and/or liquid securities sufficient to collateralize its obligations on short positions.

D. Total Return Swaps:

The Funds may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

E. Line of Credit:

Each Fund has a line of credit with U.S. Bank National Association. The line of credit was previously with Custodial Trust Company. Loans in the aggregate, whether to cover overdrafts or for investment purposes, may not exceed the maximum amount that is permitted under the 1940 Act, as amended. At the year ended October 31, 2008, the average interest rate paid on outstanding borrowings was 4.64%, 4.51% and 4.16% for the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund and the International Real Estate Equity Fund, respectively.

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Total line of credit amount available	$18,108,542	$32,169,518	$214,943,327
Line of credit outstanding at October 31, 2008	5,213,000	856,000	48,296,490
Line of credit amount unused at October 31, 2008	12,895,542	31,313,518	166,646,837
Average balance outstanding during the year	10,035,716	24,889,041	22,441,941
Interest expense incurred during the year	473,908	1,140,091	949,343

F. Income Taxes:

It is each Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends, and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

G. Dividends and Distributions:

Each Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any, throughout the year to its shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as returns of capital.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

H. Foreign Currency Translation Transactions:

The U.S. Real Estate Equity Fund and the Realty Income & Growth Fund may invest up to 15% and 35%, respectively of the value of its total assets in foreign securities. The International Real Estate Equity Fund will, under normal market conditions, invest no less than 80% of its total assets in foreign securities. The books and records of each Fund are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant translation gains and losses recorded in the Statements of Operations:

i)	market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

ii)	purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

I. Risk Associated With Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Funds or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

J. Equity-Linked Structured Notes

Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, and equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

K. Forward Currency Contracts:

A forward currency contract (“forward”) is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward contract fluctuates with changes in forward currency exchange rates. The forward contract is marked-to-market daily and the change in market value is recorded by each Fund as unrealized appreciation or depreciation. When the forward contract is closed, a Fund records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

L. New Accounting Pronouncements

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied. The adoption of FAS 157 will not impact the financial statement amounts; however, additional disclosures will be required regarding the inputs used to develop the measurements and the effect of certain of the measurements included within the Statements of Operations.

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. As of October 31, 2008, management does not believe the adoption of SFAS 161 will impact the Financial Statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedge items.

3.	Capital Share Transactions:

The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

U.S. Real Estate Equity Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	164,535	$4,129,264	431,699	$16,526,809
Shares issued in reinvestment of dividends	70,104	2,050,545	525,098	19,418,121
Redemption fees	—	4,141	—	112,871
Shares redeemed	(1,065,700)	(27,882,257)	(3,745,595)	(139,665,167)

Total net change	(831,061)	$(21,698,307)	(2,788,798)	$(103,607,366)

Realty Income & Growth Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	3,421,889	$65,719,804	7,422,431	$203,585,280
Shares issued in reinvestment of dividends	2,266,307	43,907,486	2,067,194	55,127,983
Redemption fees	—	42,370	—	114,397
Shares redeemed	(17,311,114)	(335,942,961)	(18,925,748)	(498,993,823)

Total net change	(11,622,918)	$(226,273,301)	(9,436,123)	$(240,166,163)

International Real Estate Equity Fund

	Year Ended October 31, 2008		Year Ended October 31, 2007

	Shares	Amount	Shares	Amount

Shares sold	30,851,844	$1,013,466,466	46,485,537	$2,069,911,376
Shares issued in reinvestment of dividends	3,316,234	126,680,128	726,915	28,982,113
Redemption fees	—	463,001	—	654,331
Shares redeemed	(40,215,350)	(1,182,612,997)	(14,090,801)	(619,595,527)

Total net change	(6,047,272)	$(42,003,402)	33,121,651	$1,479,952,293

4.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2008 are as follows:

	Non-U.S. Government		U.S. Government

	Purchases	Sales	Purchases	Sales

U.S. Real Estate Equity Fund	$72,853,638	$108,195,244	—	—
Realty Income & Growth Fund	72,025,603	345,985,753	—	—
International Real Estate Equity Fund	846,286,232	766,380,387	—	—

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

5.	Investment Advisory Agreement and Other Affiliated Transactions:

Alpine Woods Capital Investors, LLC (“the Adviser”) provides investment advisory services to each of the Funds. Pursuant to the advisory agreements with the U.S. Real Estate Equity Fund and the Realty Income & Growth Fund, the Adviser is entitled to an annual fee based on each Fund’s average daily net assets, in accordance with the following schedule:

First $750 million	1.00%
Next $250 million	0.90%
Over $1 billion	0.80%

The Adviser is entitled to an annual fee based on 1.00% of the Fund’s average daily net assets for the International Real Estate Equity Fund.

The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund’s annual total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) does not exceed 1.50% of the Fund’s average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses. For the year ended October 31, 2008, the Advisor waived interest expense totaling $379,373 for the Realty Income & Growth Fund. No reimbursements or recoupments were made during the years ended October 31, 2007 or 2006. Therefore, at October 31, 2008, there are no recoverable expenses eligible for recoupment. The expense limitations will remain in effect for the Fund unless and until the Board of Trustees of the Equity Trust approve its modification or termination with respect to the Fund.

6.	Transactions with Affiliates

The following issuers are affilliated with the Realty Income & Growth Fund and the International Real Estate Equity Fund; that is, the Fund held 5% or more of the outstanding voting securities during the year ended October 31, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

Fund	Issuer Name	Balance at Nov. 1, 2007	Purchases	Sales	Balance at Oct. 31, 2008	Value at Oct. 31, 2008	Dividend Income	Realized Gains

Realty Income & Growth Fund	Prime Group Realty Trust	247,300	8,700	55,700	200,300	801,200	497,588	(568,228)

International Real Estate Equity Fund	Engel East Europe NV	4,402,500	—	—	4,402,500	1,948,416	28,399	—

International Real Estate Equity Fund	Yatra Capital Ltd.	1,480,300	11,500	—	1,491,800	7,605,501	—	—

7.	Concentration of Credit Risk:

The Funds invest a substantial amount of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.	Federal Income Tax Information:

At October 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	U.S. Real Estate Equity Fund	Realty Income & Growth Fund	International Real Estate Equity Fund

Cost of investments	$96,933,020	$123,706,173	$1,654,306,682

Gross unrealized appreciation	3,722,767	15,125,772	17,157,262
Gross unrealized depreciation	(52,178,121)	(44,472,403)	(1,065,980,479)

Net unrealized appreciation (depreciation)	(48,455,354)	(29,346,631)	(1,048,823,217)

Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	—	—

Other accumulated gains (losses)	(25,285,254)	942	(387,478,998)

Total accumulated earnings (losses)	$(73,740,608)	$(29,345,689)	$(1,436,302,215)

Alpine Mutual Funds

Notes to Financial Statements—Continued
October 31, 2008

The tax character of distributions paid during the years ended October 31, 2008 and 2007 were as follows:

	2008	2007

U.S. Real Estate Equity Fund
Ordinary income	$1,790,143	$340,827
Long-term capital gain	—	20,236,935
Return of capital	335,086	236,331

	$2,125,229	$20,814,093

Realty Income & Growth Fund
Ordinary income	$9,583,848	$18,868,053
Long-term capital gain	37,038,174	40,332,752

	$46,622,022	$59,200,805

International Real Estate Equity Fund
Ordinary income	$57,768,770	$14,129,350
Long-term capital gain	78,397,213	17,483,867
Return of capital	3,595,986	—

	$139,761,969	$31,613,237

For the fiscal year ended October 31, 2008, the Realty Income & Growth Fund had $12,824,728 of long-term capital gain distributed to shareholders on redemptions.

Capital loss carryovers as of October 31, 2008 are as follows:

Expiration Date	U.S. Real Estate Equity Fund	International Real Estate Equity Fund

10/31/2015	$5,568,140	—
10/31/2016	$19,717,114	$384,892,332

Effective April 30, 2008, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds included Federal and the state of New York. As of October 31, 2008, open Federal and New York tax years include the tax years ended October 31, 2005 through 2008. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to any Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Alpine Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
of Alpine Equity Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments of Alpine Equity Trust, comprising the Alpine Realty Income and Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund (collectively the “Funds”), as of October 31, 2008 and the related statements of operations, changes in net assets, and the financial highlights for the periods indicated therein, and the statement of cash flows for the Alpine U.S. Real Estate Equity Fund for the year ended October 31, 2008. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit so includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2008, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated and the cash flows of Alpine U.S. Real Estate Equity Fund for the year ended October 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin December 19, 2008

Alpine Mutual Funds

Additional Information (Unaudited)
Expense Examples
October 31, 2008

As a shareholder of the U.S. Real Estate Equity Fund, the Realty Income & Growth Fund or the International Real Estate Equity Fund, you will incur two types of cost: (1) redemption fees and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 for the period 5/1/2008-10/31/2008.

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Funds charge no sales load or transaction fees, but do assess shareholders for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. Shareholders in the Funds will be charged a redemption fee equal to 1.00% of the net amount of the redemption if they redeem their shares less than 2 months after purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as a part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which does not represent the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

U.S. Real Estate Equity Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008 (3)*

Actual (1)	$1,000.00	$492.40	$5.43
Hypothetical (2)	$1,000.00	$1,017.86	$7.34

(1)	Ending account values and expenses paid during period based on a (50.76)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.22%, the actual and hypothetical expenses paid during the period were $4.60 and $6.22, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
Expense Examples
October 31, 2008

Realty Income & Growth Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008 (3)*

Actual (1)	$1,000.00	$504.10	$5.23
Hypothetical (2)	$1,000.00	$1,018.18	$7.02

(1)	Ending account values and expenses paid during period based on a (49.59)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.29%, the actual and hypothetical expenses paid during the period were $4.13 and $5.54, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

International Real Estate Equity Fund

	Beginning Account Value 5/1/2008	Ending Account Value 10/31/2008	Expenses Paid During Period 5/1/2008-10/31/2008 (3)*

Actual (1)	$1,000.00	$340.40	$4.10
Hypothetical (2)	$1,000.00	$1,019.02	$6.18

(1)	Ending account values and expenses paid during period based on a (65.96)% return. The return is considered after expenses are deducted from the Fund.

(2)	Ending account values and expenses paid during period based on a 5.00% annual return. The return is considered before expenses are deducted from the Fund.

(3)	Excluding interest expense of 0.02%, the actual and hypothetical expenses paid during the period were $4.04 and $6.09, respectively.

*	Expenses are equal to the Fund’s annualized expense ratio of 1.22%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Trusts’ Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-888-785-5578.

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Laurence B. Ashkin (80)	Independent Trustee	Indefinite, since the Trust’s inception	Real estate developer and construction consultant since 1980; Founder and President of Centrum Properties, Inc. since 1980.	13	Director, Chicago Public Radio Board Chair, The Perspectives Charter Schools; Trustee of each of the Alpine Trusts.*

H. Guy Leibler (54)	Independent Trustee	Indefinite, since the Trust’s inceptions.	Private investor, since 2007; Vice Chair & Chief Operating Officer of L&L Acquisitions, LLC (2004–2007); President, Skidmore, Owings & Merrill LLP (2001–2004).	13	Chairman Emeritus, White Plains Hospital Center; Trustee, each of the Alpine Trusts*

Jeffrey E. Wacksman (48)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP, since 1994.	13

Director, International Succession Planning Association; Trustee, Larchmont Manor Park Society; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee, each of the Alpine Trusts.*

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Interested Trustees & Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex*	Other Directorships Held by Trustee

Samuel A. Lieber** (52)	Interested Trustee, President and Portfolio Manager	Indefinite, since the Trust’s inception.	CEO of Alpine Woods Capital Investors, LLC since November 1997. Formerly Senior Portfolio Manager with Evergreen Asset Management Corp. (1985–1997).	13	Trustee, each of the Alpine Trusts.*

Stephen A. Lieber*** (83)	Vice President and Portfolio Manager	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	N/A	None

Robert W. Gadsden (51)	Vice President and Portfolio Manager	Indefinite, since 1999	Portfolio Manager and Senior Real Estate Analyst of Alpine Woods Capital Investors, LLC since 1999. Formerly Vice President, Prudential Realty Group (1990–1999).	N/A	None

Sheldon R. Flamm (60)	Vice President, Treasurer and Chief Compliance Officer	Indefinite, since 2002	Chief Financial Officer and Senior Managing Director, Alpine Woods Capital Investors, LLC, since 2001; Chief Financial Officer, Saxon Woods Advisors, LLC since 1999.	N/A	None

Oliver Sun (43)	Secretary	Indefinite, since 2002	Controller of Alpine Woods Capital Investors, LLC since 1998.	N/A	None

*

The term “Fund Complex” refers to the Funds in the Alpine Equity Trust, Alpine Series Trust, Alpine Income Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund, and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

**	Denotes Trustees who are “interested persons” of the Trust or Fund under the 1940 Act.

***	Stephen A. Lieber is the father of Samuel A. Lieber.

Tax Information

The Funds designated the following percentages of dividends declared from net investment income for the fiscal year ended October 31, 2008 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

U.S. Real Estate Equity Fund	40%
Realty Income & Growth Fund	25%
International Real Estate Equity Fund	32%

The Funds designated the following percentages of dividends declared during the fiscal year ended October 31, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders.

U.S. Real Estate Equity Fund	36%
Realty Income & Growth Fund	22%
International Real Estate Equity Fund	1%

Alpine Mutual Funds

Additional Information (Unaudited)—Continued
October 31, 2008

Availability of Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC’s website at www.sec.gov. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent twelve month period ended June 30 is available on the SEC’s website at www.sec.gov or by calling the toll-free number listed above.

Availability of Quarterly Portfolio Schedule

Beginning with each Fund’s fiscal quarter ended July 31, 2004, each Fund filed its complete schedules of portfolio holdings on Form N-Q with the SEC. Going forward, each Fund will file Form N-Q for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

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TRUSTEES
Samuel A. Lieber
Laurence B. Ashkin
H. Guy Leibler
Jeffrey E. Wacksman

CUSTODIAN
U.S. Bank, N.A.
1555 N. Rivercenter Dr. Suite 302
Milwaukee, WI 53212

SUB-CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 East Wells Street
Milwaukee, WI 53202

FUND COUNSEL
Blank Rome LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

INVESTMENT ADVISER
Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

TRANSFER AGENT & ADMINISTRATOR
US Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

SHAREHOLDER | INVESTOR INFORMATION

1(888)785.5578
www.alpinefunds.com

This material must be preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Laurence Ashkin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2008	FYE 10/31/2007

Audit Fees	$74,050	$65,750
Audit-Related Fees	0	0
Tax Fees	$11,400	$10,875
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alpine Equity Trust

By (Signature and Title) /s/ Samuel A. Lieber

Samuel A. Lieber, President

Date	1/7/09

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Samuel A. Lieber

Samuel A. Lieber, President
Date	1/7/09

By (Signature and Title) /s/ Sheldon Flamm

Sheldon Flamm, Treasurer
Date	1/7/09